UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-12

                                  Filing by:
                             GARAN, INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.
[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

     common stock, no par value
________________________________________________________________________________

2)   Aggregate number of securities to which transaction applies:


     4,557,642 shares of common stock and options to purchase 3,500 shares of common stock
________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     the sum of (i) 4,557,642 shares of common stock at $60.00 per share in cash and (ii) cash-out of 3,500 shares of common stock subject to options at an aggregate cost of $150,500
________________________________________________________________________________

4)   Proposed maximum aggregate value of transaction:

     $273,609,020
_______________________________________________________________________________

5)   Total fee paid:

     $25,172
_______________________________________________________________________________

[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                            GARAN(R), Incorporated
                               350 Fifth Avenue
                             New York, N.Y. 10118



Dear Fellow Shareholder:

     As you may know, on July 2, 2002, Garan, Incorporated entered into an agreement and plan of merger, which we refer to as the merger agreement, with Berkshire Hathaway Inc. and a subsidiary of Berkshire Hathaway Inc. pursuant to which we will become a wholly owned subsidiary of Berkshire Hathaway Inc. A special meeting of our shareholders will be held on [day], [o, 2002], at o [a.m./p.m.] New York City time, to vote on a proposal to approve the merger agreement so that the merger can occur. The meeting will be held at o in New York, New York. Notice of the special meeting is enclosed.

     Upon completion of the merger, you will be entitled to receive $60.00 in cash for each share of Garan common stock that you own. This price represents a 13% premium over the average closing price per share for the 20 trading days, and a 37% premium over the average closing price per share for the one year, in each case prior to the public announcement that Garan and Berkshire Hathaway had entered into the merger agreement.

     This proxy statement gives you detailed information about the special meeting and the merger and includes the merger agreement as Annex A. The receipt of cash in exchange for shares of common stock in the merger will constitute a taxable transaction to U.S. taxpayers for U.S. federal income tax purposes. We encourage you to read the proxy statement and the merger agreement carefully.

     Our board of directors has, by a unanimous vote, approved the merger agreement and determined that the merger agreement and the merger are fair to and in the best interests of Garan and our shareholders. In connection with its evaluation of the merger, the board of directors considered a number of factors, including the written opinion of Goldman, Sachs & Co., delivered on July 2, 2002, to our board of directors to the effect that, based upon and subject to the factors and assumptions set forth in that opinion, as of July 2, 2002, the $60.00 in cash per share to be received by holders of shares of Garan common stock pursuant to the merger agreement, is fair from a financial point of view to those holders. The Goldman Sachs opinion is not a recommendation as to how any holder of shares of Garan common stock should vote with respect to the merger. The written opinion of Goldman Sachs is attached as Annex B to the proxy statement, and you should read it carefully.

     Your vote is important. We cannot complete the merger unless holders of more than two-thirds of all outstanding Garan shares entitled to vote on the merger vote to approve the merger agreement. Our board of directors recommends that you vote "FOR" the proposal to approve the merger agreement. THE FAILURE OF ANY SHAREHOLDER TO VOTE ON THE PROPOSAL TO APPROVE THE MERGER AGREEMENT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER.

     Our board of directors has fixed the close of business on o, 2002, as the record date for the special meeting and only holders of common stock on the record date are entitled to vote at the special meeting. On the record date, there were o shares of common stock outstanding and entitled to vote.

     Shareholders owning or controlling a total of 958,750 shares of common stock representing approximately 21.0% of all outstanding shares, have entered into a stockholders agreement in which they agreed to vote in favor of approving the merger agreement. In addition, each of our directors and executive officers (including those who have entered into the stockholders agreement) has indicated that he intends to vote his own shares in favor of the proposal to approve the merger agreement.

     WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT IN THE ENCLOSED PREPAID ENVELOPE.

     Our board of directors and management appreciate your continuing support of our company, and we hope you will support this exciting transaction.

                                           Sincerely,



                                           Seymour Lichtenstein
                                           Chairman and Chief Executive Officer


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This transaction has not been approved or disapproved by the Securities and
Exchange Commission or any state securities commission. Neither the Securities and Exchange Commission nor any state securities commission has passed upon the fairness or merits of this transaction or upon the accuracy or adequacy of the information contained in this document. Any representation to the contrary is a criminal offense.
------------------------------------------------------------------------------

         The proxy statement is dated o, 2002, and is first being mailed on or about o, 2002.

                            GARAN(R), Incorporated
                               350 Fifth Avenue
                             New York, N.Y. 10118

                          ---------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD ON o, 2002
                          ---------------------------

         PLEASE TAKE NOTICE that a special meeting of shareholders of GARAN, INCORPORATED, a Virginia corporation, will be held on o, 2002, at o New York City time, at o, for the following purposes:

          1. To vote on a proposal to approve the Agreement and Plan of Merger, dated as of July 2, 2002, by and among Berkshire Hathaway Inc., a Delaware corporation, BG Merger Sub Inc., a Virginia corporation and a wholly owned subsidiary of Berkshire Hathaway Inc., and Garan, Incorporated, as the merger agreement may be amended from time to time.

         We urge you to read the accompanying proxy statement carefully as it sets forth details of the proposed merger and other important information related to the merger.

         The board of directors has fixed the close of business on o, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting. Accordingly, only shareholders of record as of that date will be entitled to notice of and to vote at the special meeting or any adjournment thereof.

                                         By Order of the Board of Directors,




                                         Marvin S. Robinson
                                         Secretary

New York, New York
o, 2002

         PLEASE SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                               Table of Contents


Questions and Answers About The Merger........................................1
Summary Term Sheet............................................................3
     The Proposed Transaction.................................................3
     The Companies............................................................3
     What You Will Be Entitled to Receive Upon Completion of the Merger.......3
     The Special Meeting......................................................4
     Recommendation of Our Board of Directors.................................5
     Opinion of Financial Advisor.............................................5
     Interests of Directors and Executive Officers in the Merger..............6
     Material U.S. Federal Income Tax Consequences............................6
     Regulatory Approvals.....................................................6
     The Merger Agreement.....................................................7
     No Dissenters' Rights....................................................8
The Companies.................................................................9
     Garan....................................................................9
     Berkshire Hathaway.......................................................9
     Merger Sub..............................................................10
The Special Meeting..........................................................11
     Date, Time and Place of the Special Meeting.............................11
     Proposal to Be Considered at the Special Meeting........................11
     Record Date.............................................................11
     Voting Rights; Vote Required for Approval...............................11
     Voting and Revocation of Proxies........................................12
     Solicitation of Proxies.................................................12
     Questions and Additional Information....................................12
The Merger...................................................................13
     Background..............................................................13
     Reasons for the Merger..................................................15
     Opinion of Garan's Financial Advisor....................................16
     Antitrust Approvals.....................................................21
     Financing of the Merger.................................................21
     Material U.S. Federal Income Tax Consequences of the Merger to Our
        Shareholders.........................................................22
     Interests of Directors and Executive Officers in the Merger.............22
The Merger Agreement.........................................................25
     The Merger..............................................................25
     Merger Consideration....................................................25
     Directors and Officers..................................................25
     Treatment of Stock Options..............................................25
     Payment for the Shares..................................................25
     Representations and Warranties..........................................26
     Conduct of Business Pending the Merger..................................27
     Efforts to Complete the Merger..........................................28

     Conditions to the Merger................................................28
     No Solicitation of Other Offers.........................................29
     Termination of the Merger Agreement.....................................30
     Termination Fees........................................................31
     Employee Benefits.......................................................32
     Amendment, Extension and Waiver.........................................32
     Amendment to Rights Agreement...........................................32
     Stockholders Agreement..................................................33
Security Ownership of Certain Beneficial Owners and Management...............34
Other Matters................................................................36
     Other Matters for Action at the Special Meeting.........................36
     Shareholder Proposals...................................................36
Special Note Regarding Forward-Looking Statements............................37
Where You Can Find More Information..........................................39

Annex A -- Agreement and Plan of Merger
Annex B -- Opinion of Goldman, Sachs & Co.

                    QUESTIONS AND ANSWERS ABOUT THE MERGER

     The following questions and answers are intended to address briefly some commonly asked questions regarding the merger. These questions and answers may not address all questions that may be important to you as a Garan shareholder. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement.

Q.   What is the proposed transaction?

A. BG Merger Sub Inc., a wholly owned subsidiary of Berkshire Hathaway, will merge with and into Garan with Garan being the surviving corporation and becoming a wholly owned subsidiary of Berkshire Hathaway.

Q. Why is the board of directors recommending the approval of the merger agreement?

A. Our board of directors believes that the merger is fair to and in the best interests of Garan and its shareholders. To review our board of directors' reasons for recommending approval of the merger agreement, see pages 15 through 16.

Q. If the merger is completed, what will I receive for my shares of common stock?

A. You will receive $60.00 in cash, without interest, for each share of Garan common stock you own, upon surrender of your stock certificates after completion of the merger.

Q.   When is the merger expected to be completed?

A. Garan and Berkshire Hathaway are working toward completing the merger as quickly as possible. We hope the merger will be completed in the fall of 2002. The merger cannot be effected until a number of conditions are satisfied. The most important condition is the approval of the merger agreement by Garan's shareholders at the special meeting.

Q.   Who is entitled to vote at the special meeting?

A. Holders of record of Garan common stock as of the close of business on o, 2002, are entitled to vote at the special meeting. Each Garan shareholder is entitled to one vote for each share of Garan common stock owned.

Q. What vote is required for Garan's shareholders to approve the merger agreement?

A. An affirmative vote of the holders of more than two-thirds of all outstanding Garan shares entitled to vote on the merger is required to approve the merger agreement.

Q.   What do I need to do now?

A. After carefully reading and considering the information contained in this proxy statement, please vote your shares of Garan common stock as soon as possible. You may vote your shares (1) by returning the enclosed proxy or (2) by voting in person at the special meeting of shareholders. Your proxy materials include detailed information on how to vote.

Q. If my shares are held for me by my broker, will my broker vote those shares for me?

A. Your broker will vote your shares only if you provide instructions to your broker on how to vote. You should instruct your broker on how to vote your shares, using the instructions provided by your broker.

Q.   Can I change my vote after I have mailed my proxy card?

A. Yes. You can change your vote at any time before your proxy is voted at the special meeting. You may revoke your proxy by notifying us in writing at Garan, Incorporated, 350 Fifth Avenue, New York, NY 10118, Attention: Marvin
S. Robinson, Secretary, or by submitting a new proxy, in each case, dated after the date of the proxy being revoked. In addition, your proxy may be revoked by attending the special meeting and voting in person. However, simply attending the special meeting without voting will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the instructions received from your broker to change your vote.

Q.   Do I need to attend the special meeting in person?

A. No. It is not necessary for you to attend the special meeting in order to vote your shares.

Q.   May I exercise dissenters' rights in the merger?

A. No. Under Virginia law, holders of shares listed on the American Stock Exchange who vote against a merger in which the holders are required to accept cash for their shares have no statutory dissenters' rights.

Q.   Should I send in my stock certificates now?

A. No. After the merger is completed, you will be sent detailed written instructions for exchanging your Garan, Incorporated stock certificates for the merger consideration.

Q.   Will I owe taxes as a result of the merger?

A. The merger will be a taxable transaction for all U.S. holders of Garan common stock. As a result, assuming you are a U.S. taxpayer, the cash you receive in the merger for your shares of Garan common stock will be subject to United States federal income tax and also may be taxed under applicable state, local, and other tax laws. In general, you will recognize gain or loss equal to the difference between (1) the amount of cash you receive and (2) the adjusted tax basis of your shares of Garan common stock surrendered. Refer to the section entitled "The Merger--Material U.S. Federal Income Tax Consequences of the Merger to Our Shareholders" on page 22 of this proxy statement for a more detailed explanation of the tax consequences of the merger. You should consult your tax advisor on how specific tax consequences of the merger apply to you.

Q.   What other matters will be voted on at the special meeting?

A.   Only matters contained in this proxy statement will be voted upon.

Q.   Where can I find more information about Garan and Berkshire Hathaway?

A. Garan and Berkshire Hathaway file periodic reports and other information with the SEC. You may read and copy this information at the SEC's public reference facilities. Please call the SEC at 1-800-SEC-0330 for information about these facilities. This information is also available on the internet site maintained by the SEC at http://www.sec.gov. For a more detailed description of the information available, please refer to the section entitled "Where You Can Find More Information" on page 39 of this proxy statement.

Q.   Who can help answer my questions?

A. If you have questions about the merger after reading this proxy statement or need assistance in voting your shares, you should contact our proxy solicitor, Innisfree M&A Incorporated, in writing at 501 Madison Avenue, 20th Floor, New York, New York 10022, or by telephone at o (banks and brokerage firms can call collect at 212-750-o).

                             Summary Term Sheet

         This summary term sheet highlights important information in this proxy statement and does not contain all of the information that is important to you. You should carefully read this entire proxy statement and the other documents to which this proxy statement refers you for a more complete understanding of the matters being considered at the special meeting. In addition, the proxy statement incorporates by reference important business and financial information about Garan into this proxy statement. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions in the section entitled "Where You Can Find More Information."

The Proposed Transaction

     o In the merger, a wholly owned subsidiary of Berkshire Hathaway will merge with and into Garan with Garan continuing as the surviving corporation.

     o Upon completion of the merger, each issued and outstanding share of our common stock will automatically be cancelled and cease to exist and will be converted into the right to receive $60.00 in cash, without interest, per share.

     o As a result of the merger, Garan will cease to be an independent, publicly traded company and will become a wholly owned subsidiary of Berkshire Hathaway.

The Companies (see page 9)

      Garan, Incorporated

         Garan, Incorporated, which we refer to in this proxy statement as Garan, we, us or our, is a Virginia corporation and is headquartered in New York, New York. We design, manufacture and sell apparel for men, women and children, including boys, girls, toddlers and infants. We sell primarily to mass merchandisers, major national chain stores and department stores. Additionally, we distribute children's apparel bearing the private labels of our customers as well as various of our own trademarks including, principally, GARANIMALS(R), and to a lesser extent, GARAN(R). Our principal address is 350 Fifth Avenue, New York, New York 10118 and our telephone number is (212) 563-2000.

      Berkshire Hathaway Inc.

         Berkshire Hathaway Inc., which we refer to in this proxy statement as Berkshire Hathaway, is a Delaware corporation. It is a holding company owning subsidiaries engaged in a number of diverse business activities, the most significant of which is the property and casualty insurance and reinsurance business. Warren E. Buffett is Chairman of the Board and Chief Executive Officer of Berkshire Hathaway. Berkshire Hathaway common stock is traded on the New York Stock Exchange under the symbols "BRK.A" for its Class A common stock and "BRK.B" for its Class B common stock. Berkshire Hathaway's principal address is 1440 Kiewit Plaza, Omaha, Nebraska 68131 and its telephone number is (402) 346-1400.

      BG Merger Sub Inc.

         BG Merger Sub Inc., which we refer to in this proxy statement as Merger Sub, is a Virginia corporation formed solely for the purpose of merging into Garan and has not conducted any business activities since its organization. Merger Sub is a wholly owned subsidiary of Berkshire Hathaway. Merger Sub's principal address is 1440 Kiewit Plaza, Omaha, Nebraska 68131 and its telephone number is (402) 346-1400.

What You Will Be Entitled to Receive Upon Completion of the Merger (see page 25)

         If we complete the merger, holders of our common stock will be entitled to receive merger consideration equal to $60.00 in cash, without interest, for each share of common stock that they own. After we complete the merger, holders of our common stock will no longer own Garan common stock and Berkshire Hathaway will be the sole shareholder of Garan.

The Special Meeting (see page 11)

      Date, Time and Place of the Special Meeting

         The special meeting is scheduled to be held as follows:

                  Date:    o, 2002

                  Time:    o , New York City time

                  Place:   o

      Proposal to Be Considered at the Special Meeting

         At the special meeting, you will be asked to vote on a proposal to approve the agreement and plan of merger, which we will refer to in this proxy statement as the merger agreement. A copy of the merger agreement is attached as Annex A to this proxy statement.

      Record Date

         Our board of directors has fixed the close of business on o, 2002, as the record date for the special meeting and only holders of record of our common stock on the record date are entitled to vote at the special meeting. On the record date, there were outstanding and entitled to vote o shares of common stock.

      Voting Rights; Vote Required for Approval

         Each share of our common stock entitles its holder to one vote on all matters properly coming before the special meeting. The presence in person or representation by proxy of shareholders entitled to cast a majority of the votes of all issued and outstanding shares entitled to vote on the proposal to approve the merger agreement, considered together, shall constitute a quorum for the purpose of considering that matter.

         If you hold your shares in an account with a broker or bank, you must instruct the broker or bank on how to vote your shares. If an executed proxy card returned by a broker or bank holding shares indicates that the broker or bank does not have authority to vote on the proposal to approve the merger agreement, the shares will be considered present at the meeting for purposes of determining the presence of a quorum, but will not be voted on the proposal to approve the merger agreement. This is called a broker non-vote. Your broker or bank will vote your shares only if you provide instructions on how to vote by following the instructions provided to you by your broker or bank.

         Under Virginia law and our articles of incorporation, approval of the merger proposal requires the affirmative vote of more than two-thirds of all outstanding Garan shares entitled to vote. Abstentions and broker non-votes will have the same effect as a vote against the proposal to approve the merger agreement.

         Four of our employee-directors holding 958,750 shares of our common stock, representing approximately 21.0% of the total votes entitled to be cast at the special meeting, have entered into a stockholders agreement with Berkshire Hathaway obligating those shareholders, subject to certain limitations, to vote their shares in favor of the proposal to approve the merger agreement. In addition, each of our directors and executive officers (including those who have entered into the stockholders agreement) has indicated that he intends to vote his own shares in favor of the proposal to approve the merger agreement. If our directors and officers (including those who have entered into the stockholders agreement) vote their shares in favor of approving the merger agreement, 23.4% of the outstanding voting power of shares of common stock will have voted for the proposal to approve the merger agreement. This means that holders of an additional 43.3% of the voting power of all shares entitled to vote at the meeting would need to vote for the proposal to approve the merger agreement in order for it to be approved.

      Voting and Revocation of Proxies

         After carefully reading and considering the information contained in this proxy statement, you should complete, date and sign your proxy card and mail it in the enclosed return envelope as soon as possible so that your shares are represented at the special meeting. You can also vote in person at the meeting, but we encourage you to submit your proxy now in any event. Unless you specify to the contrary on your proxy card, all of your shares represented by valid proxies will be voted "for" the proposal to approve the merger agreement.

         Please do not send in your stock certificates with your proxy card. If the merger is completed, a separate letter of transmittal will be mailed to you which will enable you to exchange your stock certificates for the merger consideration.

         Until exercised at the special meeting, you can revoke your proxy and change your vote in any of the following ways:

          o by delivering written notification to Garan at our executive offices at 350 Fifth Avenue, New York, New York, 10118,
               Attention: Marvin S. Robinson, Secretary;

          o by delivering a proxy of a later date by mail in the manner described in this proxy statement;

          o by attending the special meeting and voting in person. Your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting; or

          o if you have instructed a broker or bank to vote your shares, by following the directions received from your broker or bank to change those instructions.

      Questions and Additional Information

          For additional information regarding the procedure for delivering your proxy see "The Special Meeting -- Voting and Revocation of Proxies" and "The Special Meeting -- Solicitation of Proxies." If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact Innisfree M&A Incorporated in writing at 501 Madison Avenue, 20th Floor, New York, New York 10022, or by telephone at 877-750-o (banks and brokerage firms can call collect at 212-750-o), or Garan in writing at our executive offices at 350 Fifth Avenue, New York, New York 10118, Attention:
Marvin S. Robinson, Secretary, or by telephone at 212-563-2000.

Recommendation of Our Board of Directors (see page 15)

          After careful consideration, our board of directors unanimously:

          o determined that the merger agreement, the merger and the transactions contemplated thereby are fair to, and in the best interests of, Garan and its shareholders;

          o    approved and declared advisable the merger agreement; and

          o recommended that our shareholders vote to approve the merger agreement.

         Our board of directors recommends that you vote "for" the proposal to approve the merger agreement at the special meeting.

         For a discussion of the material factors considered by our board of directors in reaching its conclusions and the reasons why our board of directors determined that the merger is fair, see "The Merger -- Reasons for the Merger."

Opinion of Financial Advisor (see page 16)

         Goldman Sachs delivered its written opinion to Garan's board of directors to the effect that, as of July 2, 2002, and based upon and subject to the factors and assumptions set forth therein, the $60.00 per share in cash to be received by the holders of Garan common stock in the merger is fair from a financial point of view to such holders.

         The full text of the written opinion of Goldman Sachs, dated July 2, 2002, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B. Goldman Sachs provided its opinion for the information and assistance of Garan's board of directors in connection with its consideration of the merger. The Goldman Sachs opinion does not constitute a recommendation as to how any holder of Garan common stock should vote with respect to the merger. You are urged to read the opinion in its entirety.

Interests of Directors and Executive Officers in the Merger (see page 22)

         In considering the recommendation of our board of directors that you vote for the proposal to approve the merger agreement so that the merger can occur, you should be aware that some of our executive officers and members of our board of directors have interests in the merger that may be in addition to or different from the interests of our shareholders generally. The members of our board of directors were aware of these interests and considered them at the time they approved the merger. These interests include the following:

          o Four of our executive officers, Seymour Lichtenstein, our chairman and chief executive officer, Jerald Kamiel, our president and chief operating officer, William J. Wilson, our vice president-finance and administration, and Rodney Faver, our vice president-manufacturing, are each parties to employment agreements and, in the case of Mr. Lichtenstein, an employment and consulting agreement, with us, each of which agreements is hereinafter referred to as an employment agreement. On July 2, 2002, each of these employment agreements was amended to provide that, upon completion of the merger, each employment agreement will terminate, each of the four executives will continue in his current position with Garan as an at-will employee, and Messrs. Lichtenstein, Kamiel, Wilson and Faver will receive a cash retention payment equal to $4,300,617, $3,568,067, $2,033,200 and $1,325,567, respectively. The amount of each respective cash retention payment equals the amount each of these respective executives otherwise would have been entitled to receive under the employment agreements in the form of change-of-control payments if the executive terminated his employment following the merger.

          o After the merger, the surviving corporation will continue indemnification arrangements for our present and former directors and officers, other than with respect to our existing directors' and officers' liability insurance policy.

Material U.S. Federal Income Tax Consequences (see page 22)

         The receipt of $60.00 in cash for each share of our common stock pursuant to the merger will be a taxable transaction to U.S. taxpayers for U.S. federal income tax purposes. For U.S. federal income tax purposes, each of our shareholders generally will realize taxable gain or loss as a result of the merger measured by the difference, if any, between $60.00 per share and the adjusted tax basis in that share owned by the shareholder. That gain or loss will be a capital gain or loss if the share is held as a capital asset in the hands of the shareholder, and will be long-term capital gain or loss if the share has been held for more than one year at the time of the consummation of the merger. Shareholders are urged to consult their own tax advisors as to the particular tax consequences to them of the merger.

Regulatory Approvals (see page 21)

         Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which we refer to as the HSR Act, and the rules promulgated thereunder by the Federal Trade Commission, the merger may not be completed until notifications have been given and certain information has been furnished to the FTC and the Antitrust Division of the Department of Justice and the applicable waiting period has expired or been terminated. We expect to file notification and report forms under the HSR Act with the FTC and the Antitrust Division during July 2002. It is a condition to the closing of the merger that the waiting period under the HSR Act with respect to the merger expires, or the FTC and the Antitrust Division grant early termination of the waiting period under the HSR Act.

The Merger Agreement (see page 25)

      Conditions to the Merger (see page 28).

         The completion of the merger depends on the satisfaction or waiver of a number of conditions, including the following:

          o The merger agreement must have been approved by the affirmative vote of the holders of more than two-thirds of all outstanding Garan shares entitled to vote;

          o    No legal prohibition to the merger may be in effect;

          o All domestic governmental consents, orders and approvals required for the completion of the merger must be obtained and be in effect, or applicable waiting periods must have terminated or expired;

          o Our and Berkshire Hathaway's respective representations and warranties in the merger agreement must be true and correct in all material respects; and

          o Garan and Berkshire Hathaway must have performed all material obligations that each is required to perform under the merger agreement.

      Termination of the Merger Agreement (see page 30).

         The merger agreement may be terminated at any time prior to the completion of the merger, whether before or after shareholder approval has been obtained:

          o    By mutual consent of Garan and Berkshire Hathaway;

          o    By either Garan or Berkshire Hathaway, if:

               o Any final, non-appealable governmental order, decree, ruling or other action prohibits the completion of the merger, except that the party seeking to terminate must have used all reasonable efforts to challenge that order, decree, ruling or other action; or

               o The merger is not completed on or before the outside date of November 15, 2002, except that

                    o This right to terminate will not be available to any party whose failure to comply with the merger agreement results in the failure of the merger to be completed by that date; and

                    o The outside date of November 15, 2002, will be extended day-by-day for each day any party is subject to a nonfinal order, decree, ruling or action restraining, enjoining or otherwise prohibiting the completion of the merger, but that outside date will not be extended beyond December 15, 2002; or

               o    By Berkshire Hathaway, if:

                    o Our shareholders fail to approve the merger agreement at the special meeting;

                    o Our board of directors withdraws or modifies in a manner adverse to Berkshire Hathaway its recommendation for approval of the merger agreement or recommends to our shareholders any takeover proposal by a third party; or

                    o We have breached any of our representations or warranties or any of our material obligations under the merger agreement where that breach cannot be cured within 30 business days after Berkshire Hathaway delivers written notice of the breach, other than any failures or breaches that individually or in the aggregate would not reasonably be expected to have a material adverse effect on us; or

               o    By Garan, if:

                    o Our shareholders fail to approve the merger agreement at the special meeting;

                    o Our board of directors withdraws or modifies in a manner adverse to Berkshire Hathaway its recommendation for approval of the merger agreement or recommends to our shareholders a superior acquisition proposal by a third party, provided that we have complied with our obligations under the merger agreement described under "The Merger Agreement -- No Solicitation of Other Offers," and provided that we have paid to Berkshire Hathaway the $8 million termination fee and the out-of-pocket expenses of Berkshire Hathaway and Merger Sub not to exceed $1 million as described under "The Merger Agreement -- Termination Fees"; or

                    o Berkshire Hathaway has breached any of its representations or warranties or any of its material obligations under the merger agreement where that breach cannot be cured within 30 business days after we deliver written notice of the breach, other than any failures or breaches that individually or in the aggregate would not reasonably be expected to have a material adverse effect on Berkshire Hathaway.

      Termination Fees (see page 31).

         In certain circumstances, the board of directors has the right to terminate the merger agreement in connection with the receipt of a superior acquisition proposal, as further described in "The Merger Agreement -- Termination of the Merger Agreement." In that event, and in certain other specified circumstances, the merger agreement provides that upon termination we must pay to Berkshire Hathaway a termination fee of $8 million and the out-of-pocket expenses of Berkshire Hathaway and Merger Sub not to exceed $1 million. See "The Merger Agreement -- Termination Fees."

No Dissenters' Rights

         Under Virginia law, any shareholder opposed to the merger will not have statutory dissenters' rights and will only be entitled to receive $60.00 in cash, without interest, for each share of Garan common stock owned by him or her.

                                 The Companies


Garan

         We design, manufacture and sell apparel for men, women and children, including boys, girls, toddlers and infants. The percentage of our net sales in each of the foregoing categories in fiscal 2001 was as follows: men's apparel (6%); women's apparel (12%); and children's apparel (82%). We sell our apparel primarily to mass merchandisers, major national chain stores and department stores. We distribute children's apparel bearing the private labels of our customers as well as various of our own trademarks including, principally, GARANIMALS(R) and GARAN(R). Sales of apparel bearing Garan's own trademarks accounted for approximately 44% of our net sales in fiscal 2001.

         We also distribute apparel under various trademarks licensed from third parties. Since 1975, we have been a non-exclusive licensee of professional sports leagues and teams for activewear, including T-shirts, knit shirts, sweatshirts and sweatpants for boys, and since 1990, we have been a non-exclusive licensee of various colleges and universities for sweatshirts and knit shirts for boys and men. Our sales of all such licensed apparel accounted for approximately 3% of our net sales in fiscal 2001. Substantially all of the foregoing licenses have expired and have not been renewed.

         Since 1986, we have been the exclusive licensee of the trademark BOBBIE BROOKS(R) for girls' and women's apparel pursuant to an agreement that has been extended through 2002. Our sales of apparel bearing the BOBBIE BROOKS(R) trademark accounted for approximately 12% of our net sales in fiscal 2001. We also license our GARANIMALS(R) trademark and sublicense the BOBBIE BROOKS(R) trademark to non-affiliates.

         We have operated a manufacturing facility in Costa Rica since 1984, manufacturing facilities in El Salvador since 1995, and manufacturing facilities in Honduras since 1998.

         Our executive offices are located at 350 Fifth Avenue, New York, NY 10118 and our telephone number is (212) 563-2000.

Berkshire Hathaway

         Berkshire Hathaway is a holding company owning subsidiaries engaged in a number of diverse businesses. Its most important business is the property and casualty insurance business, which is conducted on both a direct and reinsurance basis through a number of subsidiaries. Included in this group of subsidiaries is GEICO Corporation, the sixth largest auto insurer in the United States, and General Re Corporation, one of the four largest reinsurers in the world.

         The investment portfolios of Berkshire Hathaway's insurance subsidiaries include meaningful equity ownership percentages of other publicly traded companies. Investments with a market value exceeding $1.0 billion at the end of 2001 include: The American Express Company, The Coca-Cola Company, The Gillette Company and Wells Fargo & Company. Much information about these publicly owned companies is available, including information released from time to time by the companies themselves.

         Berkshire Hathaway's non-insurance subsidiaries conduct a variety of business activities, including:

          o diversified manufacturing and distribution of commercial and industrial products (Scott Fetzer, whose principal products are sold under the Kirby and Campbell Hausfeld brand names)

          o the retail sale of home furnishings, appliances, electronics, fine jewelry and gifts (Nebraska Furniture Mart, R.C. Willey Home Furnishings, Star Furniture, Jordan's Furniture, Borsheim's, Helzberg Diamond Shops and Ben Bridge Jeweler)

          o the manufacturing and distribution of apparel (H.H. Brown Shoe Company, Lowell Shoe, Inc., Dexter Shoe Company, Justin Brands, Fruit of the Loom and Fechheimer Brothers)

          o the training of operators of aircraft and ships and providing fractional ownership programs for general aviation aircraft (FlightSafety International and NavJets)

          o the manufacturing and distribution of a variety of building materials and related products and services (Acme Building Brands, Benjamin Moore, Johns Manville and MiTek)

          o the manufacturing and distribution of carpet and floor coverings (Shaw Industries)

          o proprietary investing, real estate financing, transportation equipment leasing and risk management products (BH Finance, General Re Securities and XTRA Corporation), and

          o other businesses (Buffalo News, See's Candies, International Dairy Queen and CORT Business Services).


         Operating decisions for Berkshire Hathaway's various businesses are made by the managers of the business units. Investment decisions and all other capital allocation decisions are made by Warren E. Buffett, in consultation with Charles T. Munger. Mr. Buffett is chairman and Mr. Munger is vice chairman of the board of directors of Berkshire Hathaway.

         Berkshire Hathaway's executive offices are located at 1440 Kiewit Plaza, Omaha, Nebraska 68131, and its telephone number is (402) 346-1400.

Merger Sub

         Merger Sub is a Virginia corporation formed solely for the purpose of merging into Garan and has not conducted any business activities since its organization. Merger Sub is a wholly owned subsidiary of Berkshire Hathaway. The executive offices of Merger Sub are located at 1440 Kiewit Plaza, Omaha, Nebraska 68131, and its telephone number is (402) 346-1400.

                              The Special Meeting

         This proxy statement is furnished in connection with the solicitation of proxies by our board of directors in connection with a special meeting of our shareholders.

Date, Time and Place of the Special Meeting

         The special meeting is scheduled to be held as follows:

                  Date:    o, 2002

                  Time:    o, New York City time

                  Place:   o


Proposal to Be Considered at the Special Meeting

         At the special meeting, you will consider and vote upon a proposal to approve an agreement and plan of merger, dated as of July 2, 2002, by and among Berkshire Hathaway, Merger Sub and Garan. A copy of the merger agreement is attached as Annex A to this proxy statement.

Record Date

         Our board of directors has fixed the close of business on o, 2002, as the record date for the special meeting and only holders of record of common stock on the record date are entitled to vote at the special meeting. On the record date, there were outstanding and entitled to vote o shares of common stock.

Voting Rights; Vote Required for Approval

         Each share of common stock entitles its holder to one vote on all matters properly coming before the special meeting. The presence in person or representation by proxy of shareholders entitled to cast a majority of the votes of all issued and outstanding shares entitled to vote on the proposal to approve the merger agreement, considered together, shall constitute a quorum for the purpose of considering that matter.

         If you hold your shares in an account with a broker or bank, you must instruct the broker or bank on how to vote your shares. If an executed proxy card returned by a broker or bank holding shares indicates that the broker or bank does not have authority to vote on the proposal to approve the merger agreement, the shares will be considered present at the meeting for purposes of determining the presence of a quorum, but will not be voted on the proposal to approve the merger agreement. This is called a broker non-vote. Your broker or bank will vote your shares only if you provide instructions on how to vote by following the instructions provided to you by your broker or bank.

         Approval of the merger proposal requires the affirmative vote of the holders of more than two-thirds of all outstanding Garan shares entitled to vote.

         Abstentions and broker non-votes will have the same effect as a vote against the proposal to approve the merger agreement.

         Four of our employee-directors holding 958,750 shares of our common stock, representing approximately 21.0% of the total votes entitled to be cast at the special meeting, have entered into a stockholders agreement with Berkshire Hathaway obligating those shareholders, subject to certain limitations, to vote their shares in favor of the proposal to approve the merger agreement. In addition, each of our directors and executive officers (including those who have entered into the stockholders agreement) has indicated that he intends to vote his own shares in favor of the proposal to approve the merger agreement. If our directors and officers (including those who have entered into the stockholders agreement) vote their shares in favor of approving the merger agreement, 23.4% of the voting power of the outstanding shares of common stock will have voted for the proposal to approve the merger agreement. This means that holders of an additional 43.3% of the voting power of all shares entitled to vote at the meeting would need to vote for the proposal to approve the merger agreement in order for it to be approved. See "The Merger Agreement -- Stockholders Agreement."

Voting and Revocation of Proxies

         Shareholders of record may submit proxies by mail. Shareholders who wish to submit a proxy by mail should mark, date, sign and return the proxy card in the envelope furnished. Shareholders who hold shares beneficially through a nominee (such as a bank or broker) may be able to submit a proxy by telephone or the Internet if those services are offered by the nominee.

         Proxies received at any time before the special meeting, and not revoked or superseded before being voted, will be voted at the special meeting. Where a specification is indicated by the proxy, it will be voted in accordance with the specification. Where no specification is indicated, the proxy will be voted "for" the proposal to approve the merger agreement.

         Please do not send in your stock certificates with your proxy card. When the merger is completed, a separate letter of transmittal will be mailed to you which will enable you to receive the merger consideration.

          Until your proxy is exercised at the special meeting, you can revoke your proxy and change your vote in any of the following ways:

          o by delivering written notification to Garan at our executive offices at 350 Fifth Avenue, New York, NY 10118, Attention:
               Marvin S. Robinson, Secretary;

          o by delivering a proxy of a later date in the manner described herein;

          o by attending the special meeting and voting in person. Your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting; or

          o if you have instructed a broker or bank to vote your shares, by following the directions received from your broker or bank to change those instructions.

Solicitation of Proxies

         We will bear the expenses in connection with the solicitation of proxies. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of common stock held of record by those persons, and we may reimburse them for their reasonable transaction and clerical expenses. Solicitation of proxies will be made principally by mail. Proxies may also be solicited in person, or by telephone, facsimile, telegram or other means of communication, by our officers and regular employees. These people will receive no additional compensation for these services, but will be reimbursed for any transaction expenses incurred by them in connection with these services. We have retained Innisfree M&A Incorporated, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the special meeting at an anticipated cost not to exceed $10,000 plus reimbursement of reasonable out-of-pocket expenses.

Questions and Additional Information

          If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact Innisfree M&A Incorporated in writing at 501 Madison Avenue, 20th Floor, New York, New York 10022, or by telephone at o (banks and brokerage firms can call collect at 212-750-o), or Garan in writing at our executive offices at 350 Fifth Avenue, 19th Floor, New York, New York 10118, Attention: Marvin S. Robinson, Secretary, or by telephone at 212-563-2000.

                                  The Merger

Background

         From time to time over the last several years, Garan has been approached by investment banking professionals and others regarding the possibility of Garan engaging in a strategic transaction. Garan did not seriously entertain any of those proposals. In March 2002, Garan was approached by an investment banking representative of another apparel company regarding the possibility of a strategic transaction. Garan's senior management determined that they should meet with that third party, and following discussions with members of its board of directors, determined that it would be an appropriate time to engage advisors to consider Garan's strategic alternatives.

         On April 3, 2002, Garan engaged Goldman Sachs to act as its financial advisor. On April 9, 2002, members of Garan's senior management met with representatives of Goldman Sachs, who presented an overview of strategic alternatives for Garan, including possible acquirors.

         On April 11, 2002, representatives of Garan met with representatives of the apparel company that had expressed interest in the possibility of acquiring Garan. Shortly thereafter, representatives of that company notified Garan's CEO that it was not interested in pursuing a transaction with Garan.

         Following discussions with other members of its board of directors, members of Garan's senior management determined to pursue the possibility of a strategic sale of Garan. At Garan's request, Goldman Sachs analyzed potential acquirors of Garan. Garan's senior management, after consultation with Goldman Sachs, determined that an open and widely-marketed auction was not likely to maximize shareholder value. Garan's senior management also discussed with Goldman Sachs the advisability of conducting a narrowly-directed auction process directed at a short list of more probable potential acquirors, or approaching individually one or more of the most likely candidates, and determined to prepare for the possibility of either approach. Goldman Sachs commenced a due diligence inquiry of Garan and the preparation of offering materials.

         In late April and again in late May, Garan and Goldman Sachs were contacted by the investment banker who had originally suggested a strategic transaction in March 2002. That investment banker suggested that Garan consider a transaction with a different potential strategic acquiror, and offered to arrange an introductory meeting. Garan indicated that that it was not ready to entertain any inquiries, but that it would advise the investment banker if it was interested in a meeting.

         Representatives of Garan (including six members of its board of directors) and Goldman Sachs met again in early June to review the process of analyzing Garan's strategic alternatives and potential acquirors. At that time, Garan's management and representatives of Goldman Sachs agreed that Berkshire Hathaway was the most likely and attractive potential acquiror. Representatives of Goldman Sachs advised Garan that Berkshire Hathaway, based upon its past practice and public statements, would be unlikely to participate in an auction process and unlikely to be interested if not approached on an exclusive basis. Garan determined to have a representative of Goldman Sachs contact Warren Buffett, the Chairman of Berkshire Hathaway, to determine whether Berkshire Hathaway would be interested in acquiring Garan at a specific price per share, which price was in excess of $60.00.

         On June 12, 2002, representatives of Goldman Sachs contacted Mr. Buffett regarding a potential strategic acquisition of Garan and the proposed price at which Garan would be interested in pursuing a transaction. The following day, Mr. Buffett advised Goldman Sachs that Berkshire Hathaway would be interested in pursuing an acquisition of Garan at $60.00 per share in cash, and requested that members of Garan's senior management meet with him at Berkshire Hathaway's headquarters the following week to discuss a possible transaction. Further conversations with Mr. Buffett confirmed that the $60.00 offer was firm and not negotiable. He also said that he would not be interested in Garan if other potential purchasers were contacted. In addition, Mr. Buffett expected the existing Garan management team to agree to remain with Garan after a transaction. On June 14, 2002, members of Garan's senior management team met with representatives of Goldman Sachs and, following consultation with other directors, determined that they would be interested in a transaction with Berkshire Hathaway at $60.00 per share.

         On June 17, 2002, Berkshire Hathaway executed a confidentiality agreement with Garan. During the afternoon of June 18, 2002, Seymour Lichtenstein, Garan's chairman and chief executive officer, Jerald Kamiel, president and chief operating officer, and William J. Wilson, vice president - finance and administration, met in Omaha, Nebraska, with Mr. Buffett to discuss the terms of a potential transaction. Mr. Buffett reiterated that he was only interested in pursuing a transaction if existing management agreed to remain with Garan and continue to run Garan, and that he expected that the existing employment agreements Garan had entered into with several members of senior management would be terminated in connection with the transaction. Mr. Buffett agreed that any change-of-control payments that would be due under those employment agreements would be paid out in connection with the transaction. Garan's senior management agreed in principle to recommend the proposed transaction to the other members of its board of directors, subject to the negotiation of definitive documentation.

         On June 20, 2002, Berkshire Hathaway's lawyers delivered a draft merger agreement and stockholders agreement to Garan and its lawyers. Garan's lawyers prepared drafts of the amendments to the employment agreements of four senior Garan executives that would, among other things, terminate those employment agreements upon the closing of the transaction and provide cash retention payments to those executives in lieu of any change-of-control payments they otherwise would have been entitled to receive if they terminated their employment following consummation of the merger. An amendment to Garan's rights agreement was also prepared for the purpose of excepting the transaction from the rights agreement. The terms of these various agreements were negotiated over the course of the next twelve days.

         On July 1, 2002, Garan convened a special meeting of the non-employee members of Garan's board of directors to update them regarding the proposed transaction and the discussions with Berkshire Hathaway to date. Representatives of Goldman Sachs and Garan's lawyers (including Tannenbaum Dubin & Robinson, LLP, general counsel to Garan, Hunton & Williams, Virginia counsel to Garan, and Simpson Thacher & Bartlett, special counsel to Garan) were present and led the discussion. Goldman Sachs advised the non-employee directors of the progress of negotiations and the process by which Berkshire Hathaway was approached regarding a potential transaction. Goldman Sachs also discussed with the non-employee directors other strategic options available to Garan. The non-employee directors discussed with Goldman Sachs the likelihood that other likely potential acquirors would be interested in making a superior offer to acquire or merge with Garan. The non-employee directors asked numerous questions relating to the process by which Berkshire Hathaway was approached and the possibility that any other potential acquirors could present Garan with an alternative transaction following the announcement of a transaction with Berkshire Hathaway.

         In the early afternoon on July 2, 2002, the non-employee members of the board of directors again met with Garan's lawyers. After discussion and questions, the non-employee members of the board of directors determined that they were inclined to support approval of the transaction, subject to the discussion at the upcoming full board meeting.

         Later in the afternoon of July 2, 2002, Garan convened a special meeting of its board of directors to consider approval of the acquisition of Garan by Berkshire Hathaway for $60.00 in cash per share. Garan's lawyers and Goldman Sachs were present. Garan's board of directors was advised of events relating to the transaction and the status of meetings of the non-employee directors of Garan. Garan's lawyers advised Garan's board of directors of its legal duties in connection with the proposed transaction and reviewed with the board of directors the terms and conditions of the merger agreement, the stockholders agreement, the amendments to the employment agreements and the amendment to Garan's rights agreement. Representatives of Goldman Sachs then reviewed with Garan's board of directors Goldman Sachs' financial analyses with respect to the proposed transaction. Following this presentation, Goldman Sachs orally delivered its opinion to the board of directors of Garan, which was subsequently confirmed in writing as of July 2, 2002, to the effect that, based upon and subject to the factors and assumptions set forth in its opinion, as of July 2, 2002, the $60.00 in cash per share to be received by the holders of Garan common stock pursuant to the merger agreement is fair, from a financial point of view, to those holders. After extensive discussion and deliberation and based on the factors described below, Garan's board of directors unanimously determined that the merger agreement, the stockholders agreement, the merger and the transactions contemplated thereby are fair to and in the best interests of Garan and its shareholders, approved and declared advisable the merger agreement and resolved to recommend that the Garan shareholders vote to approve the merger agreement.

         Following the special meeting of Garan's board of directors, the merger agreement, the stockholders agreement, the amendments to the employment agreements and the rights agreement amendment were executed, and Garan and Berkshire Hathaway issued a joint press release publicly announcing the execution of the merger agreement and other agreements.

Reasons for the Merger

         In reaching its decision to approve the merger agreement and to recommend that our shareholders approve the merger agreement, our board of directors consulted with management and Goldman Sachs and Garan's lawyers. Our board of directors considered a number of factors, including, without limitation, the following:

          1. the current and historical market prices of our common stock relative to the merger consideration, and the fact that the $60.00 per share merger consideration represented a 13% premium over the average closing price of our common stock over the 20 trading days prior to July 2, 2002 and a 37% premium over the average closing price per share over the one year prior to July 2, 2002;

          2. the fact that the merger consideration is all cash, which provides certainty of value to holders of our common stock compared to a transaction in which shareholders would receive stock or other securities;

          3. the fact that Berkshire Hathaway has the financial capability to consummate the merger expeditiously;

          4. the potential shareholder value that could be expected to be generated from the other strategic options available to us, including (a) remaining independent and continuing to implement our strategy and (b) pursuing other strategic alternatives, as well as the risks and uncertainties associated with those alternatives;

          5. the financial presentation performed by Goldman Sachs on July 2, 2002 and the written opinion of Goldman Sachs delivered on July 2, 2002 to our board of directors to the effect that, based upon and subject to the factors and assumptions set forth in that opinion, as of July 2, 2002, the $60.00 per share in cash to be received by holders of our common stock pursuant to the merger agreement is fair from a financial point of view to those holders;

          6. discussions by our management regarding the business strategy, strategic options and prospects of Garan (as well as the risks involved in achieving these prospects), the nature of the apparel industry in which we compete, and current industry, economic and market conditions, both on an historical and on a prospective basis;

          7. that Garan will no longer exist as an independent company and its shareholders will no longer participate in the growth of Garan or the pursuit of its stand-alone business plan;

          8. the terms of the merger agreement, as reviewed by our board of directors with our lawyers, including:

               o the absence of a financing condition or other unusual conditions to the merger; and

               o our ability to (a) furnish information to and conduct negotiations with a third party with regard to a superior acquisition proposal until August 7, 2002, and (b) terminate the merger agreement and enter into an agreement relating to a superior proposal under certain circumstances, in each case as more fully described under "The Merger Agreement -- No Solicitation of Other Offers";

          9. the fact that under the terms of the merger agreement, we cannot solicit other proposals and must pay to Berkshire Hathaway a termination fee and expenses if we terminate the merger agreement under certain circumstances, which may deter others from proposing an alterative transaction that may be more advantageous to our shareholders; and

          10. the fact that gains from an all-cash transaction would be taxable to our U.S. shareholders for U.S. federal income tax purposes.

         During its consideration of the transaction with Berkshire Hathaway described above, our board of directors was also aware that some of our directors and executive officers may have interests in the merger that are different than or in addition to those of our shareholders generally, described under "The Merger -- Interests of Directors and Executive Officers in the Merger."

         This discussion of the information and factors considered and given weight by our board of directors is not intended to be exhaustive, but is believed to address the material information and factors considered by our board of directors. In view of the number and variety of these factors, our board of directors did not find it practicable to make specific assessments of, or otherwise assign relative weights to, the specific factors and analyses considered in reaching its determination. The determination to approve the merger agreement was made after consideration of all of the factors and analyses as a whole. In addition, individual members of our board of directors may have given different weights to different factors.

Opinion of Garan's Financial Advisor

         Goldman Sachs delivered its written opinion to Garan's board of directors to the effect that, as of July 2, 2002, and based upon and subject to the factors and assumptions set forth therein, the $60.00 per share in cash to be received by the holders of Garan common stock in the merger is fair from a financial point of view to such holders.

         The full text of the written opinion of Goldman Sachs, dated July 2, 2002, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B. Goldman Sachs provided its opinion for the information and assistance of Garan's board of directors in connection with its consideration of the merger. The Goldman Sachs opinion does not constitute a recommendation as to how any holder of Garan common stock should vote with respect to the merger. You are urged to read the opinion in its entirety.

         In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs, among other things:

          o    reviewed the merger agreement;

          o reviewed Annual Reports to Stockholders and Annual Reports on Form 10-K of Garan for the five years ended September 30, 2001;

          o reviewed certain interim reports to shareholders and Quarterly Reports on Form 10-Q of Garan;

          o reviewed certain other communications from Garan to its shareholders;

          o reviewed certain internal financial analyses and forecasts for Garan prepared by its management;

          o held discussions with members of the senior management of Garan regarding the past and current business operations, financial condition and future prospects of Garan;

          o reviewed the reported price and trading activity for the Garan's common stock;

          o compared certain financial and stock market information for Garan with similar information for certain other companies the securities of which are publicly traded; and

          o reviewed the financial terms of certain recent business combinations in the apparel industry specifically and in other industries generally and performed such other studies and analyses as it considered appropriate.

         Goldman Sachs relied upon the accuracy and completeness of all of the financial, accounting and other information discussed with or reviewed by it and assumed such accuracy and completeness for purposes of rendering its opinion. In addition, Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities of Garan or any of its subsidiaries and Goldman Sachs was not furnished with any such evaluation or appraisal.

         The following is a summary of the material financial analyses used by Goldman Sachs in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the analyses performed by Goldman Sachs. The order of analyses described, and the results of those analyses, do not represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. In order to understand such analyses, the tables must be read together with the full text of each summary. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before July 2, 2002 and is not necessarily indicative of current market conditions.

         Stock Price and Trading History. Goldman Sachs reviewed the historical prices of Garan common stock from July 2, 2001 to July 1, 2002, both separately and in relation to Wal-Mart Stores Inc. Goldman Sachs also reviewed the volume of shares of Garan common stock traded at various price ranges in various periods over the same approximate timeframe.

         Analysis of Transaction Price. Using the closing price of Garan common stock on July 1, 2002, Goldman Sachs analyzed the $60.00 in cash to be paid for each share of Garan common stock to derive premiums over the latest twelve months high, median, mean and low closing prices, and the closing prices on the last trading day one month, three months, six months, one year, three years and five years prior to July 1, 2002, as well as the July 1, 2002, closing price for the Garan common stock. The results of this analysis are set forth below.

                                                             Implied Premium
                                                                 Based on
                                                            Transaction Price
                                                           --------------------
     Premium to Garan closing share price
          July 1, 2002....................................          6%
          LTM high........................................        (10%)
          LTM median......................................         46%
          LTM mean........................................         37%
          LTM low.........................................         94%
          1 month (5/31/02)...............................         10%
          3 months (4/1/02)...............................         11%
          6 months (1/1/02)...............................         41%
          1 year (6/29/01)................................         76%
          3 years (7/1/99)................................         88%
          5 years (7/1/97)................................        194%

         In addition, Goldman Sachs reviewed certain implied multiples for the merger, using the transaction price of $60.00 in cash per share of Garan common stock. The multiples reviewed included: enterprise value as a multiple of sales; enterprise value as a multiple of earnings before interest, taxes, depreciation and amortization, commonly referred to as EBITDA; enterprise value as a multiple of earnings before interest and taxes, commonly referred to as EBIT; and equity consideration (diluted) as a multiple of net income. This analysis was based on estimates prepared by the management of Garan. The results of this analysis are set forth below:

                                                        Implied Multiples Based
                                                          on Transaction Price
                                                          --------------------

   Enterprise value as a multiple of sales  LTM                   0.8x
                                            FY 2002E              0.8
                                            FY 2003E              0.7

   Enterprise value as a multiple of        LTM                   4.6x
   EBITDA                                   FY 2002E              4.4
                                            FY 2003E              4.0

   Enterprise value as a multiple of EBIT   LTM                   5.4x
                                            FY 2002E              4.9
                                            FY 2003E              4.5

   Equity consideration (diluted) as a      LTM                  11.3x
   multiple of net income                   FY 2002E             10.4
                                            FY 2003E              9.4

         Selected Companies Analysis. Goldman Sachs reviewed and compared certain financial and stock market information for Garan with the following publicly traded apparel companies:

         Children's Wear Companies             Small Cap Apparel Companies               Branded Apparel Companies
         -------------------------             ---------------------------               -------------------------
The Children's Place Retail Stores, Inc.     Hampshire Group, Limited                 Phillips-Van Heusen Corporation
OshKosh B'Gosh, Inc.                         Tropical Sportswear Int'l Corporation    Nautica Enterprises, Inc.
                                             Oxford Industries, Inc.                  Kellwood Company
                                                                                      Tommy Hilfiger Corporation
                                                                                      Polo Ralph Lauren Corporation
                                                                                      Columbia Sportswear Company
                                                                                      Jones Apparel Group, Inc.
                                                                                      Liz Claiborne Inc.
                                                                                      VF Corporation
                                                                                      Russell Corporation

The historical financial data used from the latest publicly available financial statements for each of the selected companies and the market data and earnings estimates were as of July 1, 2002. Projected EBITDA for 2002 was based on equity research analysts' estimates. Projected earnings per share and five year earnings per share compounded annual growth rates for the selected companies were based on analysts' estimates from the Institutional Brokerage Estimate System, or I/B/E/S, a data service that compiles estimates of securities research analysts, as of July 1, 2002. Projected EBITDA, earnings per share and five year earnings per share compounded annual growth rate for Garan were based on estimates prepared by the management of Garan.

         The following table compares certain information derived by Goldman Sachs with respect to Garan and the selected Children's Wear Companies:


                                           Median                Mean                Garan
                                           ------                ----                -----
July 1, 2002 stock price as a
    percentage of 52 week high..........    82.0%                82.0%               85.0%
Enterprise value as a multiple of
    last twelve months sales............     1.1x                 1.1x                0.8x
Enterprise value as a multiple of
    last twelve months EBITDA...........     7.3x                 7.3x                4.3x
Enterprise value as a multiple of
    2002 estimated EBITDA...............     5.4x                 5.4x                4.1x
Enterprise value as a multiple of
    last twelve months EBIT.............     9.1x                 9.1x                5.0x
Stock price as a multiple of
    estimated 2002 earnings per
    share...............................    15.1x                15.1x                9.5x
Stock price as a multiple of
    estimated 2003 earnings per
    share...............................    12.7x                12.7x                8.8x
Projected five year earnings per
    share compounded annual growth
    rate................................    15.0%                15.0%               10.4%
Stock price as a multiple of
    estimated 2003 earnings per
    share to projected five year
    earnings per share compounded
    annual growth rate..................     1.0x                 1.0x               0.8x
Last twelve months' EBITDA margin.......    15.1%                15.1%              18.1%
Last twelve months' EBIT margin.........    12.0%                12.0%              15.5%

         The following table compares certain information derived by Goldman Sachs with respect to Garan and the selected Small Cap Apparel Companies:

                                            Median               Mean               Garan
                                            ------               ----               -----
July 1, 2002 stock price as a
    percentage of 52 week high..........    92.0%                89.0%              85.0%
Enterprise value as a multiple of
    last twelve months sales............     0.4x                 0.5x               0.8x
Enterprise value as a multiple of
    last twelve months EBITDA...........     8.5x                 7.1x               4.3x
Enterprise value as a multiple of
    2002 estimated

                                      18


                   EBITDA...............     7.5x                 7.5x               4.1x
Enterprise value as a multiple of
    last twelve months EBIT.............    10.9x                 9.4x               5.0x
Stock price as a multiple of
    estimated 2002 earnings per
    share...............................    15.4x                15.4x               9.5x
Stock price as a multiple of
    estimated 2003 earnings per
    share...............................    10.9x                10.9x               8.8x
Projected five year earnings per
    share compounded annual growth
    rate................................    30.0%                30.0%              10.4%
Stock price as a multiple of
    estimated 2003 earnings per
    share to projected five year
    earnings per share compounded
    annual growth rate..................     0.4x                 0.4x               0.8x
Last twelve months' EBITDA margin.......     8.7%                 7.5%              18.1%
Last twelve months' EBIT margin.........     6.8%                 6.2%              15.5%

         The following table compares certain information derived by Goldman Sachs with respect to Garan and the selected Branded Apparel Companies:

                                            Median               Mean               Garan
                                            ------               ----               -----
July 1, 2002 stock price as a
    percentage of 52 week high              88.0%                85.0%              85.0%
Enterprise value as a multiple of
    last twelve months sales............     0.9x                 0.9x               0.8x
Enterprise value as a multiple of
    last twelve months EBITDA...........     7.2x                 7.1x               4.3x
Enterprise value as a multiple of
    2002 estimated EBITDA...............     7.1x                 6.7x               4.1x
Enterprise value as a multiple of
    last twelve months EBIT.............     9.4x                 9.3x               5.0x
Stock price as a multiple of
    estimated 2002 earnings per
    share...............................    14.3x                14.1x               9.5x
Stock price as a multiple of
    estimated 2003 earnings per
    share...............................    12.6x                12.1x               8.8x
Projected five year earnings per
    share compounded annual growth
    rate................................    12.0%                12.4%              10.4%
Stock price as a multiple of
    estimated 2003 earnings per
    share to projected five year
    earnings per share compounded
    annual growth rate..................     0.9x                 1.0x               0.8x
Last twelve months' EBITDA margin.......    13.3%                13.1%              18.1%
Last twelve months' EBIT margin.........    11.0%                10.3%              15.5%

         Discounted Cash Flow Analysis. Goldman Sachs performed a discounted cash flow analysis to determine a range of implied present values per share of Garan common stock. All cash flows were discounted to the end of June 2002 and terminal values were based upon estimated 2006 EBITDA multiples. In performing this analysis, Goldman Sachs used projections supplied by the management of Garan. Using discount rates ranging from 10% to 18%, and terminal EBITDA multiples ranging from 4.0x to 5.0x, this analysis resulted in a range of implied present values of $56.65 to $77.55 per share of Garan common stock.

         Using the same set of projections, Goldman Sachs also performed a sensitivity analysis to illustrate the effect of increases or decreases in sales growth and EBIT margin. The analysis was based on a 14% discount rate and a terminal EBITDA multiple of 4.5x, and used a range of changes in sales growth of -6.0% to 6.0% and a range of changes in EBIT margin from -5.0% to 5.0%. This analysis resulted in a range of implied present values of $44.14 to $97.63 per share of Garan common stock.

         Selected Transaction Analysis. Goldman Sachs reviewed publicly available information for pending or completed merger or acquisition transactions in the branded apparel industry. These selected transactions considered by Goldman Sachs included:

               o    Kellwood Company/Gerber Childrenswear, Inc.
               o    Berkshire Hathaway Inc./Fruit of the Loom

               o    Berkshire Partners/The William Carter Company (Investcorp)
               o    Jones Apparel Group, Inc./McNaughton Apparel Group Inc.
               o    Liz Claiborne Inc./Mexx Canada Inc.
               o    VF Corporation/H.I.S. Sportswear AG (Durango Apparel Inc.)
               o    VF Corporation/The North Face, Inc.
               o    Warnaco Group, Inc./Authentic Fitness Corporation
               o    Jones Apparel Group, Inc./Nine West Group Inc.
               o    H.I.G. Capital/Happy Kids Inc.
               o    Vestar Capital Partners/St. John Knits, Inc.
               o    Liz Claiborne Inc./Lucky Brand Dungarees, Inc.
               o    Doughty Hanson & Co./Umbro Holdings Limited
               o Kellwood Company/Koret of California, Inc. (Unit of Levi Strauss & Co.)
               o    Jones Apparel Group, Inc./Sun Apparel, Inc.
               o    VF Corporation/Bestform Group, Inc.
               o    Texas Pacific Group/J Crew Group, Inc. (85% interest)
               o    Knightsbridge Capital Corp./Frederick's of Hollywood Inc.
               o    Investcorp/The William Carter Company

The following table compares information with respect to the ranges of multiples and other values for these selected transactions:


                                                                            Selected
                                                                          Transactions
                                                                             Range
                                                                             -----

Levered transaction value (in millions)...............................      $69-$1,376
Levered transaction value as a multiple of last twelve months sales...     0.4x-1.8x
Levered transaction value as a multiple of last twelve months EBITDA..     3.8x-9.7x
Levered transaction value as a multiple of last twelve months EBIT....     5.0x-17.8x
EBITDA margin of acquired company.....................................     5.2%-19.9%

Financial data used was for the latest twelve months ended prior to the transaction date.

         The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs' opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to Garan, Berkshire Hathaway or the merger.

         Goldman Sachs prepared these analyses solely for purposes of Goldman Sachs' providing its opinion to the Garan board of directors. The analyses do not purport to be appraisals, nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Garan, Berkshire Hathaway, Goldman Sachs or any other person assumes responsibility if future results are different from those forecast.

         As described above, Goldman Sachs' opinion to Garan's board of directors was one of many factors taken into consideration by the Garan board of directors in making its determination to approve the merger agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex B.

         Goldman Sachs, as part of its investment banking business, is continually engaged in performing financial analyses with respect to businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities and private placements as well as for estate, corporate and other purposes. Goldman Sachs is familiar with Garan having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the merger agreement. The Garan board of directors selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the merger.

          Goldman Sachs has also provided certain investment banking services to Berkshire Hathaway or its subsidiaries from time to time, including having acted as sole bookrunner and manager in the issuance of $400 million of SQUARZ (a unit security) of Berkshire Hathaway in May 2002, and may provide investment banking services to Berkshire Hathaway or its subsidiaries in the future. In addition, Goldman Sachs has acted as counterparty to Berkshire Hathaway in other banking-related activities in the ordinary course of Goldman Sachs' business and may do so in the future. Goldman Sachs provides a full range of financial advisory and securities services and, in the course of its normal trading activities, may from time to time effect transactions and hold positions in securities, including derivative securities, of Garan or Berkshire Hathaway for its own account and for the accounts of customers.

         Pursuant to a letter agreement dated April 3, 2002, Garan engaged Goldman Sachs to act as its financial advisor in connection with the contemplated merger. Pursuant to the terms of this engagement letter, Garan has agreed to pay Goldman Sachs a customary transaction fee, a portion of which was payable upon announcement of the transaction and the substantial portion of which will be paid upon consummation of the merger. In addition, Garan has agreed to reimburse Goldman Sachs for its reasonable out-of-pocket expenses, including attorneys' fees, and to indemnify Goldman Sachs against certain liabilities, including certain liabilities under the federal securities laws.

Antitrust Approvals

         Under the HSR Act and the rules promulgated thereunder by the FTC, the merger may not be completed until we and Berkshire Hathaway file a notification and report form under the HSR Act and the applicable waiting period has expired or been terminated. We expect to file notification and report forms under the HSR Act with the FTC and the Antitrust Division of the Department of Justice in July 2002, and that the waiting period under the HSR Act with respect to the merger will expire, or the FTC and the Antitrust Division will grant early termination of the waiting period under the HSR Act, before the effective time of the merger. At any time before or after completion of the merger, notwithstanding whether early termination of the waiting period under the HSR Act has been granted, the Antitrust Division or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the merger or seeking divestiture of substantial assets of Garan or Berkshire Hathaway. At any time before or after the completion of the merger, and notwithstanding whether early termination of the waiting period under the HSR Act has been granted, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the merger or seeking divestiture of substantial assets of Garan or Berkshire Hathaway. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

         While there can be no assurance that the merger will not be challenged by a governmental authority or private party on antitrust grounds, we and Berkshire Hathaway believe that the merger can be effected in compliance with federal and state antitrust laws.

Financing of the Merger

         Berkshire Hathaway has informed us that it estimates that approximately $275 million will be required to complete the purchase of shares of our common stock and options pursuant to the merger and pay its related fees and expenses. Berkshire Hathaway expects to fund this amount through internally available funds. The merger is not conditioned on any financing arrangements.

Material U.S. Federal Income Tax Consequences of the Merger to Our Shareholders

         The following is a summary of United States federal income tax consequences of the merger to shareholders whose shares of our common stock are converted into the right to receive cash under the merger. The discussion is for general information only and does not purport to consider all aspects of United States federal income taxation that might be relevant to our shareholders. The discussion is based on current law which is subject to change, possibly with retroactive effect. The discussion applies only to shareholders who hold shares of our common stock as capital assets, and may not apply to shares of our common stock received in connection with the exercise of employee stock options or otherwise as compensation, or to certain types of shareholders (such as insurance companies, banks, tax-exempt organizations, financial institutions and broker-dealers) who may be subject to special rules. This discussion does not discuss the tax consequences to any shareholder who, for United States federal income tax purposes, is a non-resident alien individual, foreign corporation, foreign partnership or foreign estate or trust, and does not address any aspect of state, local or foreign tax laws.

         The receipt of cash for shares of our common stock in the merger will be a taxable transaction for United States federal income tax purposes. In general, a shareholder who surrenders shares of our common stock for cash in the merger will recognize capital gain or loss for United States federal income tax purposes equal to the difference, if any, between the amount of cash received and the shareholder's adjusted tax basis in the shares of our common stock surrendered. Gain or loss will be determined separately for each block of shares (i.e., shares acquired at the same cost in a single transaction) surrendered for cash pursuant to the merger. Such gain or loss will be long-term capital gain or loss provided that a shareholder's holding period for such shares is more than 12 months at the time of the consummation of the merger. Long-term capital gains of individuals are eligible for reduced rates of taxation. There are limitations on the deductibility of capital losses.

         Backup withholding will apply to all cash payments to which a holder of shares or other payee is entitled pursuant to the merger agreement, unless the shareholder or other payee provides a taxpayer identification number (social security number, in the case of individuals, or employer identification number, in the case of other shareholders), certifies that such number is correct, and otherwise complies with the backup withholding tax rules. Each of our shareholders and, if applicable, each other payee, should complete and sign the Substitute Form W-9 included as part of the letter of transmittal and return it to the paying agent, in order to provide the information and certification necessary to avoid backup withholding tax, unless an exemption applies and is established in a manner satisfactory to the paying agent.

         Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against your United States federal income tax liability provided the required information is furnished to the IRS.

         The United States federal income tax consequences set forth above are for general information purposes only and are not intended to constitute a complete description of all tax consequences relating to the merger. Because individual circumstances may differ, each shareholder should consult the shareholder's tax advisor regarding the applicability of the rules discussed above to the shareholder and the particular tax effects to the shareholder of the merger, including the application of state, local and foreign tax laws.

Interests of Directors and Executive Officers in the Merger

         Members of our board of directors and our executive officers have various interests in the merger described in this section that may be in addition to, or different from, the interests of our shareholders generally. The members of our board of directors were aware of these interests and considered them at the time they approved the merger agreement. You should keep this in mind when considering the recommendation of our board of directors for the proposal to approve the merger agreement.

      Stock Options.

         All outstanding options to purchase shares of our common stock are currently vested and exercisable. The merger agreement provides that, for each share covered by an outstanding option at the time of the merger, the holder of the option will receive a cash payment. The amount of this payment will equal the excess of the merger consideration of $60.00 in cash per share of our common stock over the per share exercise price of the option, reduced by applicable withholding taxes. Our directors and executive officers do not hold any options to purchase our common stock.

      Executive Employment Agreements.

         Jerald Kamiel, Seymour Lichtenstein and William J. Wilson, all executive officers and directors of Garan, and Rodney Faver, an employee and director of Garan, are parties to employment agreements with Garan, which agreements were amended and restated as of May 1, 2001. The term of the employment agreements with Messrs. Faver, Lichtenstein and Wilson expire on September 30, 2003. The term of Mr. Kamiel's employment agreement expires on September 30, 2004, subject to extension each April 1 and October 1 for six months unless either party notifies the other of his or its intention to terminate the employment agreement at the end of the then existing term. Mr. Lichtenstein's employment agreement provides for a five-year consulting term after the expiration of his full time employment for a consulting fee equal to 66 2/3% of the greater of his last annual total compensation as a full time employee and the total of his last base salary as a full time employee plus the average of his last two annual bonuses. The employment agreements provide that each individual shall be compensated at a rate at least equal to his base salary for fiscal 2001 and provide for a death benefit equal to 150% of his annual total compensation at the date of his death. The employment agreements also require Garan to provide each of those individuals with specified life insurance benefits. In addition to delineating the duties and responsibilities of the individual, each employment agreement provides that if Garan terminates the individual's employment and, as to Mr. Lichtenstein, his consulting arrangement, other than for cause as defined in his employment agreement, as to Messrs. Faver and Wilson, if his employment term ends and is not renewed, and, as to Mr. Kamiel, if his employment term is not extended, (a) the individual shall be entitled to receive a multiple of his annual total compensation at the time of termination, (b) the individual shall continue to receive certain fringe benefits for a period specified in his employment agreement, and (c) Mr. Kamiel can terminate his employment. The employment agreements also provide that each individual has the right to terminate his employment within six months of a change in control of Garan, as that term is defined in his employment agreement, and, as to Mr. Kamiel, if he is not made chief executive officer of Garan within six months after a vacancy occurs, and receive a lump sum payment equal to 2.99 times the average of the three highest of his annual total compensation from Garan over the previous five fiscal years plus a gross-up payment for any excise taxes. The employment agreements provide that if an individual's employment is terminated by Garan, Garan has the option to invoke certain covenants of non-competition.

         In connection with, and as a condition to Berkshire Hathaway's willingness to enter into, the merger agreement, each of these employment agreements was amended on July 2, 2002, which amendment becomes effective only upon completion of the merger. The amended employment agreements provide that promptly following the completion of the merger, Garan will pay Mr. Lichtenstein a cash retention payment of $4,300,617, Mr. Kamiel a cash retention payment of $3,568,067, Mr. Wilson a cash retention payment of $2,033,200 and Mr. Faver a cash retention payment of $1,325,567. In each case if any payment to the executive under the employment or any other agreement with or plan of Garan subjects the executive to the excise tax described under
Section 4999 of the Internal Revenue Code of 1986, as amended, the executive will be entitled to a gross-up payment in respect of any excise tax liability. The amount of each respective cash retention payment equals the amount each of these respective executives otherwise would have been entitled to receive under the employment agreements in the form of change-of-control payments if the executive terminated his employment following the merger. After completion of the merger and the payment of these cash retention payments, each employment agreement will terminate pursuant to these amendments and each executive will continue employment with Garan on an at-will basis in the same position held by the executive immediately prior to the completion of the merger. Each amended employment agreement provides that the executive will receive cash compensation and cash bonuses consistent with Garan's past practice with respect to that executive, except that, in general, the executive will not be entitled to receive any severance payment upon, or medical health insurance coverage after, the termination of his employment with Garan. Each amended employment agreement also requires Garan to provide the executive with specified life insurance benefits. If an executive's employment terminates with Garan for any reason other than for cause in a year in which Garan pays a discretionary bonus to any other senior executive, the executive will receive a fractional bonus for that year based upon his last annual bonus multiplied by a fraction, the numerator of which is the number of months in the fiscal year the termination of the executive's employment occurred to and including the month of the date of termination and the denominator of which is 12.

      Director Compensation.

         Stephen J. Donohue, Richard A. Lichtenstein, Frank Martucci, and Perry Mullen each receives annual compensation of $12,500 and reimbursement of related travel expenses for services as a director of Garan. Marvin S. Robinson, a member of Tannenbaum Dubin & Robinson, LLP, which serves as legal counsel to Garan, is paid for his services as a director at his usual billing rates for legal services. The directors who are full time employees of Garan (Rodney Faver, Jerald Kamiel, Seymour Lichtenstein and William J. Wilson) do not receive separate compensation for their services as directors. All directors and officers of Garan have the opportunity to receive without cost long-term care and travel insurance coverage.

      Discretionary Bonus Program.

         The merger agreement provides that Berkshire Hathaway or the surviving corporation will pay discretionary bonuses to Garan officers and employees for the fiscal year in which the merger is completed, consistent with Garan's past practice with respect to discretionary bonuses.

      Indemnification.

         The merger agreement provides that, for six years after the merger, the surviving corporation's articles of incorporation and by-laws will contain the provisions with respect to indemnification, expense advancement and exculpation as set forth in our current articles of incorporation and by-laws. The merger agreement also requires Berkshire Hathaway and the surviving corporation to indemnify and hold harmless any of our former or current officers or directors against any losses in connection with any threatened or actual action, suit, or proceeding, based in whole or in part on, or arising in whole or in part out of, the fact that the person is or was our officer or director, subject to certain limitations set forth in the merger agreement.

         It is expected that, following the merger, Garan will cease to carry directors' and officers' liability insurance.

     Positions with Surviving Corporation.

         Upon completion of the merger, our current officers will be the officers of, and the directors of Merger Sub will be the directors of, the surviving corporation until their successors have been duly elected, appointed or qualified or until their earlier death, resignation or removal in accordance with the articles of incorporation and by-laws of the surviving corporation.

                             The Merger Agreement

         This section of the proxy statement describes the material provisions of the merger agreement but does not purport to describe all of the terms of the merger agreement. The following summary is qualified in its entirety by reference to the complete text of the merger agreement, which is attached as Annex A to this proxy statement and incorporated into this proxy statement by reference. We urge you to read the full text of the merger agreement because it is the legal document that governs the merger.

The Merger

     The merger agreement provides for the merger of Merger Sub with and into Garan upon the terms, and subject to the conditions, of the merger agreement. As the surviving corporation, we will survive the merger and continue to exist as a wholly owned subsidiary of Berkshire Hathaway. The merger will be effective at the time the State Corporation Commission of the Commonwealth of Virginia duly issues a certificate of merger (or at a later time, if agreed upon by the parties and specified in the articles of merger we will file with the Commission). We expect to complete the merger as promptly as practicable after we receive shareholder approval and required regulatory approvals of the merger.

         We or Berkshire Hathaway may terminate the merger agreement prior to the completion of the merger in some circumstances, whether before or after the approval of the merger agreement by shareholders. Additional details on termination of the merger agreement are described in "The Merger Agreement -- Termination of the Merger Agreement."

Merger Consideration

         Each share of our common stock issued and outstanding immediately before the merger (other than treasury shares and shares held by Berkshire Hathaway or Merger Sub) will automatically be canceled and will cease to exist and will be converted into the right to receive $60.00 in cash, without interest. After the merger is effective, each holder of a certificate representing any of these shares of our common stock will no longer have any rights with respect to the shares, except for the right to receive the merger consideration. Each share of our common stock held by us as treasury shares or held by Berkshire Hathaway or Merger Sub at the time of the merger will be canceled without any payment.

Directors and Officers

         Upon completion of the merger, the directors of Merger Sub will be the directors of the surviving corporation and the officers of Garan at the time immediately before the merger is completed will remain the officers of the surviving corporation after the merger. All Garan officers will hold their positions until their successors are duly elected, appointed or qualified or until the earlier of their death, resignation or removal.

Treatment of Stock Options

         The merger agreement provides that, upon completion of the merger, each option, with an exercise price of less than $60.00 per share, to purchase shares of our common stock outstanding immediately prior to the completion of the merger will be converted into the right to receive a cash payment equal to the excess of $60.00 over the exercise price per share of the stock option multiplied by the number of shares of common stock subject to the stock option. All amounts payable are subject to applicable withholding taxes.

Payment for the Shares

         Before the merger, Berkshire Hathaway will designate a paying agent reasonably acceptable to us to make payment of the merger consideration as contemplated by the merger agreement. When and as needed, Berkshire Hathaway will deposit in trust with the paying agent the funds appropriate to pay the merger consideration to the shareholders on a timely basis.

         At the close of business on the day of the completion of the merger, we will close our stock ledger. After that time, the surviving corporation will not transfer common stock on its stock transfer books.

         As promptly as practicable after the completion of the merger, the paying agent will send you a letter of transmittal and instructions advising you how to surrender your certificates in exchange for the merger consideration. The paying agent will promptly pay you your merger consideration after you have (1) surrendered your certificates to the paying agent and (2) provided to the paying agent any other items specified by the letter of transmittal. Interest will not be paid or accrue in respect of cash payments. The surviving corporation will reduce the amount of any merger consideration paid to you by any applicable withholding taxes. You should not forward your stock certificates to the paying agent without a letter of transmittal, and you should not return your stock certificates with the enclosed proxy.

         If the paying agent is to pay some or all of your merger consideration to a person other than you, you must have your certificates properly endorsed or otherwise in proper form for transfer, and you must pay any transfer or other taxes payable by reason of the transfer or establish to the surviving corporation's satisfaction that the taxes have been paid or are not required to be paid.

         The transmittal instructions will tell you what to do if you have lost your certificate, or if it has been stolen or destroyed. You will have to provide an affidavit to that fact and, if required by the paying agent, Berkshire Hathaway or the surviving corporation, post a bond in an amount that the paying agent, Berkshire Hathaway or the surviving corporation, as the case may be, reasonably directs as indemnity against any claim that may be made against those parties in respect of the certificate.

Representations and Warranties

         In the merger agreement, Garan, Berkshire Hathaway and Merger Sub each made representations and warranties relating to, among other things:

          o    corporate organization and existence;

          o corporate power and authority to enter into and perform its obligations under, and enforceability of, the merger agreement;

          o required regulatory filings and consents and approvals of governmental entities;

          o the absence of conflicts with or defaults under organizational documents, debt instruments, other contracts and applicable laws and judgments;

          o    broker's fees;

          o    litigation; and

          o    information supplied for inclusion in this proxy statement.

         In the merger agreement, Berkshire Hathaway and Merger Sub also made representations and warranties relating to the availability of the funds necessary to complete its obligations under the merger agreement, the interim operations of Merger Sub and their ownership of our common stock.

         We also made representations and warranties relating to, among other things:

          o    capital structure;

          o    documents filed with the Securities and Exchange Commission;

          o    undisclosed liabilities;

          o    absence of certain changes or events since September 30, 2001;

          o    compliance with applicable laws;

          o    environmental matters;

          o compliance with the Employee Retirement Income Securities Act of 1974, as amended, and other employee benefit matters;

          o    tax matters;

          o inapplicability of state takeover statutes and the shareholder rights plan;

          o    intellectual property matters;

          o    title to properties;

          o receipt of Goldman Sachs' fairness opinion to our board of directors;

          o    inapplicability of Investment Company Act of 1940;

          o board approval of the merger agreement and the merger and board recommendation to our shareholders to approve the merger agreement and the merger; and

          o    contracts with affiliates.

Conduct of Business Pending the Merger

         With limited exceptions we agreed in the merger agreement that, until the earlier of the completion of the merger or termination of the merger agreement, we and each of our subsidiaries will:

          o conduct our respective businesses in the usual, regular and ordinary course consistent with past practice; and

          o use all reasonable efforts to preserve intact our business organization and the good will of those having business relationships with us and to retain the services of our present officers and key employees.

         We have also agreed that, until the earlier of the completion of the merger or termination of the merger agreement, except as expressly contemplated or permitted by the merger agreement, required by applicable law or consented to in writing by Berkshire Hathaway, we will not, and will not permit any of our subsidiaries to:

          o issue, sell, grant, dispose of, pledge or otherwise encumber, or authorize or propose the issuance, sale, disposition or pledge or other encumbrance of (a) any additional shares of our capital stock or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for any shares of our capital stock, or any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any shares of our capital stock or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of our capital stock or any of our subsidiaries, or (b) any other securities in respect of, in lieu of, or in substitution for, any shares of our capital stock or any of our subsidiaries outstanding on the date of the merger agreement, other than pursuant to the exercise of any stock options for our capital stock outstanding as of the date of the merger agreement;

          o redeem, purchase or otherwise acquire, or propose to redeem, purchase or otherwise acquire, any of our outstanding shares of capital stock or of the capital stock of any of our subsidiaries;

          o split, combine, subdivide or reclassify any shares of our capital stock or declare, set aside for payment or pay any dividend, or make any other actual, constructive or deemed distribution, in respect of any shares of our capital stock or otherwise make any payments to our shareholders in their capacity as such, other than (a) dividends and distributions by a direct or indirect wholly owned subsidiary of Garan to its parent and (b) regular quarterly cash dividends on shares of our capital stock, not in excess of $0.25 per share, for the quarter ended June 30, 2002, provided that we may accelerate our usual quarterly dividend record and payment dates such that those dates precede the date of completion of the merger;

          o other than in the ordinary course of business consistent with past practice, incur any indebtedness for borrowed money or guarantee any such indebtedness except for amounts not in excess of $1 million in the aggregate;

          o sell, transfer, mortgage, encumber or otherwise dispose of any of our properties or assets with a minimum value in excess of $10 million to any individual, corporation or other entity other than a direct or indirect wholly owned subsidiary, or cancel, release or assign any indebtedness in excess of $1 million to any such person or any claims held by any such person, in each case that is material to Garan and our subsidiaries, taken as a whole, except (a) in the ordinary course of business consistent with past practice, or (b) pursuant to contracts or agreements in force on the date of the merger agreement;

          o make any material acquisition or investment in a business either by purchase of stock or securities, merger or consolidation, contributions to capital, loans, advances, property transfers, or purchases of any property or assets of any other individual, corporation or other entity other than a wholly owned subsidiary of Garan;

          o increase in any manner the compensation of any of our directors, officers or employees or enter into, establish, amend or terminate any employee benefit plan, for or in respect of, any shareholder, officer, director, other employee, agent, consultant or affiliate other than (a) as required pursuant to the terms of agreements in effect on the date of the merger agreement, and (b) increases in salaries, wages and benefits of our directors, officers, or employees made in the ordinary course of business and in a manner consistent with past practice;

          o    amend our articles of incorporation or by-laws;

          o waive or fail to enforce any provision of any confidentiality or standstill agreement to which we are a party (including the Agreement dated as of July 27, 2001, between Garan and Private Capital Management, L.P. and the Standstill Agreement dated as of November 7, 2001, among Garan, Royce & Associates, Inc., Brandywine Asset Management, Inc., and Legg Mason, Inc.); however, we shall not be prohibited from consenting to a request from one or more of the parties to those agreements that it be permitted to make a proposal to acquire Garan on terms superior to those made by Berkshire Hathaway as contemplated by the merger agreement or a proposal that may reasonably be expected to lead to a proposal to acquire Garan on terms superior to those made by Berkshire Hathaway as contemplated in the merger agreement; or

          o    make any commitment to take any of the above actions.

Efforts to Complete the Merger

         Subject to the terms and conditions set forth in the merger agreement, each of the parties to the merger agreement has agreed to use all reasonable efforts to (a) take, or cause to be taken, all actions that are necessary, proper or advisable to achieve the completion of the merger as promptly as practicable, including the taking of all acts necessary to satisfy the conditions necessary for the completion of the merger, (b) obtain any consent, authorization or order from or approval of, or any exemption by, any governmental entity and any other third party required to be obtained by the merger agreement, (c) lift or rescind any injunction or restraining or other order adversely affecting the ability of the parties to complete the merger and (d) defend any litigation seeking to enjoin, prevent or delay the completion of the merger or seeking material damages.

Conditions to the Merger

          Conditions to Each Party's Obligations. Each party's obligation to complete the merger is subject to the satisfaction or waiver of the following conditions:

          o the merger agreement must have been approved by the affirmative vote of the holders of more than two-thirds of all outstanding Garan shares entitled to vote; and

          o no statute, rule, regulation, judgment, order or injunction shall have been promulgated, entered, enforced, enacted, or issued or be applicable to the merger by any governmental entity which prohibits, restrains, or makes illegal the completion of the merger; provided that each party will use all reasonable efforts to cause any such statute, rule, regulation, judgment, order or injunction to be vacated or lifted or any such action or proceeding to be dismissed; and all domestic governmental consents, orders, approvals and waiting periods required for the completion of the merger shall have been obtained and shall be in effect, or with respect to waiting periods shall have expired or been terminated, at the time the merger becomes effective.

         Conditions to Berkshire Hathaway's and Merger Sub's Obligations. The obligation of Berkshire Hathaway and Merger Sub to complete the merger is subject to the satisfaction or waiver of the further conditions that (a) our representations and warranties must be true and correct in all material respects as of the closing date, except representations and warranties that speak as of an earlier date, and in the case of the failure of any representation or warranty, for changes specifically permitted by the merger agreement and (b) we must have complied with all of our material obligations and covenants under the merger agreement on or prior to the closing date.

         Conditions to Garan's Obligations. Our obligation to complete the merger is subject to the satisfaction or waiver of the further conditions that
(a) the representations and warranties of Berkshire Hathaway and Merger Sub must be true and correct in all material respects as of the closing date, except representations and warranties that speak as of an earlier date, and in the case of the failure of any representation or warranty, for changes specifically permitted by the merger agreement and (b) Berkshire Hathaway and Merger Sub must have complied with all of their material obligations and covenants under the merger agreement on or prior to the closing date.

No Solicitation of Other Offers

         The merger agreement provides that neither we nor our representatives will:

          o solicit, initiate or knowingly encourage, or take any action intended to facilitate, the submission of any takeover proposal, as described below; or

          o participate in any discussions or negotiations concerning a takeover proposal.

         We may, however, in response to an unsolicited bona fide written takeover proposal that our board of directors determines in good faith, after consultation with our financial advisor and outside counsel, is a superior proposal or could reasonably be expected to lead to a superior proposal, as described below, request information from the party making that takeover proposal for the purpose of our board of directors informing itself about the takeover proposal and the party making it; and, at any time prior to August 7, 2002:

          o furnish information regarding Garan to the person making that takeover proposal pursuant to a confidentiality agreement that is no less favorable to us than the confidentiality agreement we entered with Berkshire Hathaway and provided that we advise Berkshire Hathaway of the nonpublic information we deliver to the third party making the takeover proposal; and

          o participate in negotiations with the party making that takeover proposal regarding that takeover proposal.

         In addition, we have agreed that neither our board of directors nor any of its committees will:

          o withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to Berkshire Hathaway, the approval of, determination of advisability of, or recommendation with respect to, the merger agreement or the merger, or

          o approve, determine to be advisable, or recommend, or propose publicly to approve, determine to be advisable, or recommend, the approval of any takeover proposal, or

          o cause us to enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any takeover proposal;

provided that our board of directors may, if it determines in good faith, in response to a superior proposal that was unsolicited and made after the date of the merger agreement in circumstances not otherwise involving a breach of the merger agreement, after consultation with outside counsel, that the failure to do any of the above would be inconsistent with its fiduciary duties to our shareholders, and if we have given Berkshire Hathaway two business days' written notice of the receipt of the superior proposal, the material terms and conditions of the superior proposal and the identity of the person making the superior proposal, (a) withdraw or modify its approval, determination of advisability, or recommendation of the merger agreement or the merger or (b) determine to be advisable or recommend a superior proposal.

         We also have agreed to cease any discussion or negotiations with any third parties conducted on or before the date of the merger agreement with a view toward a takeover proposal, and to notify Berkshire Hathaway of any takeover proposal, its material terms and conditions including the identity of the party making the takeover proposal and to keep Berkshire Hathaway informed of the status of that takeover proposal.

         Nothing described above limits our ability to take and disclose actions to comply with certain rules under the Securities Exchange Act of 1934, or make any disclosure to our shareholders.

         For purposes of the merger agreement, the term "takeover proposal" means any inquiry, proposal or offer from any person relating to:

          o any direct or indirect acquisition or purchase of 25% or more of the assets of Garan or our subsidiaries or 25% or more of any class of equity securities of Garan or any of our subsidiaries;

          o any tender offer or exchange offer that if consummated would result in any person beneficially owning 25% or more of any class of equity securities of Garan or any of our subsidiaries; or

          o any merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving us or any of our subsidiaries,

in each case other than the transactions contemplated by the merger agreement.

         For purposes of the merger agreement, the term "superior proposal" means:

          o any bona fide written offer from any person for a direct or indirect acquisition or purchase of 50% or more of the assets of Garan or any of our subsidiaries taken as a whole, or 50% or more of any class of equity securities of Garan or any of our subsidiaries;

          o any tender offer or exchange offer that if consummated would result in any person beneficially owning 50% or more of any class of equity securities of Garan or any of our subsidiaries; or

          o any merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving us or any of our subsidiaries,

in each case other than the transactions contemplated by the merger agreement, which provides for consideration on a per share basis to our shareholders with a value that our board of directors determines in good faith, after consultation with its financial advisor and outside counsel, to be more favorable from a financial point of view to our shareholders than the merger consideration. Any superior proposal is a takeover proposal.

Termination of the Merger Agreement

         The merger agreement may be terminated at any time prior to the completion of the merger, whether before or after shareholder approval has been obtained:

          o    by mutual written consent of Garan and Berkshire Hathaway;

          o    by either Garan or Berkshire Hathaway, if:

               o any final, non-appealable governmental order, decree, ruling or other action prohibits the completion of the merger, except that the party seeking to terminate shall have used all reasonable efforts to challenge that order, decree, ruling or other action; or

               o the merger is not completed on or before the outside date of November 15, 2002, except that:

                    (a) this right to terminate will not be available to any party whose failure to comply with the merger agreement results in the failure of the merger to be completed by that date; and

                    (b) the outside date will be extended day-by-day for each day any party is subject to a nonfinal order, decree, ruling or action restraining, enjoining or otherwise prohibiting the consummation of the merger, but that outside date shall not be extended beyond December 15, 2002; or

          o    by Berkshire Hathaway if:

               o our shareholders, at the special meeting or at any adjournment thereof, fail to approve the merger agreement;

               o our board of directors withdraws or modifies in a manner adverse to Berkshire Hathaway its recommendation for approval of the merger agreement or recommends to our shareholders any takeover proposal by a third party; or

               o we have breached any of our representations or warranties or any of our material obligations under the merger agreement where that breach cannot be cured within 30 business days after Berkshire Hathaway delivers written notice of the breach, other than any failures or breaches that individually or in the aggregate would not reasonably be expected to have a material adverse effect on us; or

          o    by Garan if:

               o our shareholders, at the special meeting or at any adjournment thereof, fail to approve the merger agreement;

               o our board of directors withdraws or modifies its approval, determination of advisability, or recommendation of the merger agreement or determines to be advisable or recommends a superior proposal concurrently with that termination, provided that we have complied with the provisions of the merger agreement described above under "The Merger Agreement -- No Solicitation of Other Offers," and provided that we have paid to Berkshire Hathaway the $8 million termination fee and their out-of-pocket expenses not to exceed $1 million as described below; or

               o Berkshire Hathaway has breached any of its representations or warranties or any of its material obligations under the merger agreement where that breach cannot be cured within 30 business days after we deliver written notice of the breach, other than any failures or breaches that individually or in the aggregate would not reasonably be expected to have a material adverse effect on Berkshire Hathaway.

Termination Fees

         We must pay to Berkshire Hathaway a termination fee of $8 million plus all of Berkshire Hathaway's and Merger Sub's reasonably documented out-of-pocket fees and expenses not to exceed $1 million if the merger agreement is terminated under any of the following circumstances:

               o    either party terminates because:

                    o the merger has not been completed by the outside date as described above under "The Merger Agreement -- Termination of the Merger Agreement"; or

                    o the shareholder approval necessary to complete the merger is not obtained at the special meeting of shareholders or any adjournment thereof, as described above under "The Merger Agreement -- Termination of the Merger Agreement";

                    and

                    o a takeover proposal had been communicated or disseminated prior to the termination;

                    and

                    o that takeover proposal is consummated within one year of the termination; or

               o we terminate because our board of directors withdraws or modifies its approval, determination of advisability, or recommendation of the merger agreement or determines to be advisable, or recommends, a superior proposal, as described above under "The Merger Agreement -- Termination of the Merger Agreement"; or

               o Berkshire Hathaway terminates because our board of directors withdraws or modifies its approval, determination of advisability, or recommendation of the merger agreement or determines to be advisable, or recommends, any takeover proposal, as described above under "The Merger Agreement -- Termination of the Merger Agreement."


Employee Benefits

         Berkshire Hathaway has agreed to honor and cause the surviving corporation to honor all employee benefit plans that have been disclosed by us. In addition, Berkshire Hathaway has agreed to maintain, for at least 24 months after the completion of the merger, compensation and benefits to employees, former employees, directors or former directors of Garan and our subsidiaries no less favorable in the aggregate than the compensation and benefits provided to those individuals immediately prior to the completion of the merger, provided that the surviving corporation will not be obligated to provide, except as required by law, retiree medical health insurance benefits, other than to Perry Mullen, one of our directors who is the only retiree currently receiving retiree medical benefits.

         Berkshire Hathaway will, or will cause the surviving corporation to, pay discretionary bonuses to our officers and employees in respect of the fiscal year in which the merger is completed, consistent with our past practices with respect to discretionary bonuses.

         Berkshire Hathaway will, or will cause the surviving corporation to, honor existing employment agreements with Messrs. Lichtenstein, Kamiel, Wilson and Faver, as those employment agreements have been amended as of the date of the merger agreement. See "The Merger -- Interests of Directors and Executive Officers in the Merger--Executive Employment Agreements."

Amendment, Extension and Waiver

         The parties may amend the merger agreement at any time before completion of the merger. All amendments to the merger agreement must be in writing signed by us, Berkshire Hathaway and Merger Sub.

         At any time before the completion of the merger, each of the parties to the merger agreement may, by written instrument:

          o extend the time for the performance of any of the obligations or other acts of the other parties;

          o waive any inaccuracies in the representations and warranties of the other parties contained in the merger agreement or in any document delivered pursuant to the merger agreement; or

          o waive compliance with any of the agreements or conditions contained in the merger agreement.

         However, after approval of the merger agreement by our shareholders, no amendment or waiver may be made which by law requires further approval by our shareholders, unless we obtain that further approval.

Amendment to Rights Agreement

         In accordance with the merger agreement, as of July 2, 2002, we amended the amended and restated rights agreement, dated as of April 21, 1993, as amended on October 1, 2001, between us and JPMorgan Chase Bank (successor to Chemical Bank), as rights agent, to provide that none of the execution of the merger agreement or the stockholders agreement, the consummation of the merger or the consummation of the other transactions contemplated by those agreements will cause the rights under the rights agreement to be adjusted or become exercisable. The amendment also provides that none of the merger, the merger agreement or the stockholders agreement will cause Berkshire Hathaway or Merger Sub or any of their affiliates or associates to become an "acquiring person" under the rights agreement. In addition, the amendment amends the rights agreement to provide that (1) a "stock acquisition date" will not be deemed to occur as a result of the execution of the merger agreement or the stockholders agreement, the consummation of the merger or the consummation of the other transactions contemplated by those agreements; and (2) neither a "triggering event" nor a "distribution date" will be deemed to occur as a result of the execution of the merger agreement or the stockholders agreement, the consummation of the merger or the consummation of the transactions contemplated by those agreements. In addition, pursuant to the rights amendment, JPMorgan Chase Bank resigned as rights agent and Mellon Investor Services LLC was appointed as its successor.

Stockholders Agreement

         A stockholders agreement has been entered into between Berkshire Hathaway, Merger Sub and Seymour Lichtenstein, Jerald Kamiel, William J. Wilson and Rodney Faver obligating those employee shareholders to vote their shares, among other things, in favor of the merger and, if directed by Berkshire Hathaway, against any competing takeover proposal (as defined in the merger agreement) or other proposals that could adversely affect the consummation of the merger. The shareholders that are party to the voting agreement own 958,750 shares of our common stock representing approximately 21.0% of the total votes entitled to be cast at the special meeting. The stockholders agreement will terminate upon the earlier to occur of (a) the completion of the merger, (b) the termination of the merger agreement, (c) an amendment of the merger agreement reducing the merger consideration or changing the form of merger consideration to other than cash, and (d) December 31, 2002. However, in the event of a termination of the merger agreement relating to a takeover proposal received or publicly disseminated after August 7, 2002, shares owned by Seymour Lichtenstein representing approximately 9.8% of the outstanding shares of Garan will remain subject to the terms of the voting agreement for a twelve-month period. See "The Merger Agreement -- Termination of the Merger Agreement." This description is qualified in its entirety by the complete text of the stockholders agreement. The form of the stockholders agreement is included as Exhibit A to the merger agreement, which is attached as Annex A to this proxy statement. We urge you to read the full text of the form of stockholders agreement.

        Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth information as of July o, 2002, concerning the common stock of Garan beneficially owned by each nominee for director, each director continuing in office, each executive officer, and all officers and directors as a group:

                                                              Amount and Nature of
Name of Beneficial Owner                                    Beneficial Ownership (1)          Percent
------------------------                                    ------------------------          -------
Stephen J. Donohue                                                       --                        --
Rodney Faver                                                         62,412 (2)                   1.4
Jerald Kamiel                                                       160,175 (2)                   3.5
Richard A. Lichtenstein                                              34,022 (3)                   *
Seymour Lichtenstein                                                724,550 (2) (4)              15.9
Frank Martucci                                                           --                        --
Perry Mullen                                                          4,000                       *
Marvin S. Robinson                                                    5,956                       *
Alexander J. Sistarenik                                              14,680                       *
William J. Wilson                                                    62,425 (2)                   1.4
All officers and directors as a group (ten persons)               1,068,220                      23.4
----------

*    Less than 1%

(1) Beneficial ownership is based upon 4,557,642 shares of common stock outstanding at July o, 2002. In computing the number of shares beneficially owned and the percentage beneficially owned by a person and by all executive officers and directors as a group, shares of common stock which may be acquired currently or within 60 days after July o, 2002, by exercise of options are included in the number of shares beneficially owned and the number of shares outstanding.

(2) Some or all of these shares are subject to the stockholders agreement by and among Berkshire Hathaway, Merger Sub and each of Rodney Faver, Jerald Kamiel, Seymour Lichtenstein and William J. Wilson, more fully described in "The Merger Agreement -- Stockholders Agreement."

(3) Includes 2,596 shares owned by Richard A. Lichtenstein's wife and 1,160 shares held by Richard A. Lichtenstein as custodian for his children.

(4) Includes 34,200 shares owned by The Lichtenstein Foundation, Inc., a charitable foundation of which Seymour Lichtenstein is president and a director, 100 shares owned by Seymour Lichtenstein's wife as custodian for their son and 16,512 shares owned by Seymour Lichtenstein's wife.

         Except for Seymour Lichtenstein, whose mailing address is 350 Fifth Avenue, New York, New York 10118, as of July o, 2002, we know of no beneficial owner of more than 5% of our outstanding shares, except as follows (1)(2):

                                           Amount and Nature of
Name and Address of Beneficial Owner       Beneficial Ownership               Percent
------------------------------------       --------------------               -------
Private Capital Management, L.P.              868,168 (3) (4)                   19.0
3003 Tamiami Trail North
Naples, Florida 34103

David A. Dorsky, Karen A. Dorsky,             376,657 (5)                        8.3
 and Noah P. Dorsky
11-03 45th Avenue
Long Island City, New York 11101



                                      34

                                           Amount and Nature of
Name and Address of Beneficial Owner       Beneficial Ownership               Percent
------------------------------------       --------------------               -------
Dimensional Fund Advisors Inc.                304,142 (3)                        6.7
1299 Ocean Avenue
Santa Monica, California 90401
----------

(1) The information in the table excludes Cede & Company, holder of record on July o, 2002, in its capacity as nominee for the Depository Trust Company, of 2,936,188 shares, which constitute 64.4% of the outstanding shares of common stock.

(2) Berkshire Hathaway, Merger Sub and Messrs. Seymour Lichtenstein, Kamiel, Wilson and Faver have entered into the stockholders agreement pursuant to which those shareholders have agreed to vote their shares of Garan common stock in favor of the merger and against competing takeover proposals or other proposals that could adversely affect the consummation of the merger. See "The Merger Agreement-- Stockholders Agreement."

(3) As described in filings with the Securities and Exchange Commission and supplemented by other information available to Garan, these owners are registered investment advisors which hold shares for the benefit of registered investment companies and other institutional accounts.

(4) Pursuant to information supplied to Garan by Legg Mason, Inc. ("LMI"), Private Capital Management, L.P. ("PCM") is a subsidiary of LMI. PCM, together with Royce & Associates, Inc. ("Royce") and Brandywine Asset Management, Inc. ("Brandywine"), two other subsidiaries of LMI which are the owners of 172,700 and 49,300 shares of common stock, respectively, are owners of an aggregate of 1,090,168 shares, which constitutes 23.9% of the outstanding shares of common stock. LMI has advised Garan that it has established informational barriers with PCM and Royce and that in accordance with Securities and Exchange Commission guidance LMI is not deemed to be the beneficial owner of the Garan common stock owned by those entities. PCM, Royce, and Brandywine have each agreed not to acquire additional shares of common stock without the consent of Garan, and LMI has agreed to instruct all of its investment advisory subsidiaries other than Legg Mason Wood Walker, Incorporated to refrain from purchasing Garan common stock so long as all LMI subsidiaries, in the aggregate, own more than 20% of the outstanding shares of common stock.

(5) David A. Dorsky, Noah P. Dorsky, and Karen A. Dorsky own beneficially 52,318, 70,100, and 20,788 shares of common stock, respectively, as to which each has sole dispositive power. As Trustees of certain trusts, David A. Dorsky and Noah P. Dorsky share dispositive power over an additional 89,600 shares, and with Karen
          A. Dorsky as Trustees of certain other trusts and as directors of the Dorsky Foundation, Inc. they share dispositive power over an additional 143,851 shares.

                                 Other Matters

Other Matters for Action at the Special Meeting

         Pursuant to our by-laws, no other matters may be presented for action at the special meeting other than those described in this proxy statement. When considering a motion to adjourn the special meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies or allowing additional time for the satisfaction of conditions to the merger), the persons named in the enclosed form of proxy and acting by the authority in the proxy generally will have discretion to vote on adjournment using their best judgment. However, the persons named in the proxies will not use their discretionary authority to use proxies voting against the merger agreement to vote in favor of adjournment or postponement of the special meeting.

Shareholder Proposals

         Due to the contemplated consummation of the merger, we do not currently expect to hold a 2003 annual meeting of shareholders because, following the merger, we will not be a publicly held company. If the merger is not consummated for any reason, under the rules of the Securities and Exchange Commission, we must receive proposals of shareholders intended to be presented at and included in the proxy statement for the 2003 annual meeting of shareholders at our principal executive offices no later than September 30, 2002, subject to the following specific procedures.

         For nominations of directors or other business to be properly brought before an annual meeting by a shareholder, our shareholders must comply with certain procedures set forth in our by-laws. These procedures include written notice to the Secretary of Garan at our executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting, provided that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after that anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to that annual meeting and not later than the close of business on the later of the 90th day prior to that annual meeting or the 10th day following the day on which public announcement of the date of that meeting is first made by Garan. That shareholder's notice shall set forth
(a) as to each person whom the shareholder proposes to nominate for election as a director, all information relating to that person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and that person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected, (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that that business includes a proposal to amend our by-laws, the language of the proposed amendment), the reasons for conducting that business at the meeting, and any material interest in that business of the shareholder and of the beneficial owner, if any, on whose behalf the proposal is made, and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address, as they appear on Garan's books, of that shareholder and the beneficial owner, (2) the number of shares of Garan's common stock which are owned beneficially and of record by that shareholder and the beneficial owner, (3) a representation that the shareholder is a holder of record of Garan shares entitled to vote at that meeting and intends to appear in person or by proxy at the meeting to propose that business or nomination, and (4) a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group that intends
(A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of Garan's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (B) otherwise to solicit proxies from shareholders in support of that proposal or nomination. The foregoing notice requirements shall be deemed satisfied by a shareholder if the shareholder has notified Garan of his intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) promulgated under the Securities Exchange Act of 1934, as amended, and that shareholder's proposal has been included in a proxy statement that has been prepared by Garan to solicit proxies for that annual meeting. Garan may require any proposed nominee to furnish any other information as it may reasonably required to determine the eligibility of that proposed nominee to serve as a director of Garan. Any proposal must also comply with the other provisions contained in our by-laws relating to shareholder proposals.

               Special Note Regarding Forward-Looking Statements

         The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand a company's future prospects and make informed investment decisions. These statements may be made directly in this proxy statement referring to us, and they may also be made a part of this proxy statement by reference to other documents filed by us with the Securities and Exchange Commission, which is known as "incorporation by reference."

         Words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "objective," "strategy," "goal" and words and terms of similar substance used in connection with any discussion of future operating or financial performance, or the acquisition of us by Berkshire Hathaway, identify forward-looking statements. Our forward-looking statements are based on the management's current views about future events and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following risks related to our business and the merger, among others, could cause or contribute to actual results differing materially from those described in the forward-looking statements:

          o    no assurance of profitability;

          o    dependence on relationship with Wal-Mart;

          o    attracting and retaining key employees;

          o Central American operations, i.e., political instability or other events of a local nature;

          o    availability of raw materials;

          o    growing and improving operating efficiencies;

          o    changes in retail trends and consumer preferences;

          o introduction of new products or pricing changes by our competitors or other competitive factors;

          o    seasonal fluctuations in the children's apparel market;

          o    loss of key members of our senior management team;

          o various governmental regulations and environmental risks applicable to our business;

          o financial strength of the retail industry, including, but not limited to, business conditions and the general economy, natural disasters, risk of non-payment of accounts receivable, the unanticipated loss of a major customer, our ability to correctly balance the level of our commitments with actual orders, risks associated with terrorist activities, as well as risks associated with foreign operations;

          o the inability to ship our products within agreed timeframes due to unanticipated manufacturing and/or distribution system delays or the failure of our contractors to deliver products within scheduled timeframes;

          o    availability, terms and development of capital;

          o    business abilities and judgment of personnel;

          o success of operating initiatives, advertising and promotional efforts;

          o    existence of adverse publicity or litigation;

          o    changes in business strategy or plans;

          o    quality of management;

          o    general economic, business and financial market conditions;

          o the ability to satisfy the conditions to closing set forth in the merger agreement; and

          o    other factors described in our filings with the SEC.

         We caution you not to place undue reliance on our forward-looking statements, which speak only as of the date of this proxy statement or the date of the document incorporated by reference in this proxy statement. Except as required by law, we are under no obligation, and expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

         For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please see the quarterly reports on Form 10-Q and the annual reports on Form 10-K that Garan has filed with the Securities and Exchange Commission as described under "Where You Can Find More Information."

         All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.

                      Where You Can Find More Information

         We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any document we file at the Securities and Exchange Commission's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. Our Securities and Exchange Commission filings are also available to the public at the Securities and Exchange Commission's website at http://www.sec.gov.

         Statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the Securities and Exchange Commission.

         The Securities and Exchange Commission allows us to "incorporate by reference," into this proxy statement documents we file with the Securities and Exchange Commission. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the Securities and Exchange Commission will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this proxy statement and before the date of the special meeting:

        Garan Filings                                         Periods:
        -------------                                         --------
        Annual Report on Form 10-K/A......................    Year ended September 30, 2001
        Quarterly Reports on Form 10-Q....................    Quarter ended March 31, 2002
        Current Reports on Form 8-K.......................    Filed July 3, 2002
        Proxy Statement for our 2002 annual meeting of
        shareholders .....................................    Filed January 28, 2002

         You may request a copy of the documents incorporated by reference into this proxy statement by writing to, or telephoning us. Requests for documents should be directed to:

                  Garan, Incorporated
                  350 Fifth Avenue, 19th Floor
                  New York, NY 10118
                  Telephone:  (212) 563-2000
                  Attention:  Marvin S. Robinson, Secretary

         If you would like to request documents from us, please do so at least five business days before the date of the special meeting in order to receive timely delivery of those documents prior to the special meeting.

         This proxy statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom or from whom it is unlawful to make such proxy solicitation in that jurisdiction. You should rely only on the information contained or incorporated by reference in this proxy statement to vote your shares at the special meeting. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated July o, 2002. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to shareholders does not create any implication to the contrary.

                                                                       Annex A
                                                                CONFORMED COPY

                         AGREEMENT AND PLAN OF MERGER

                                 by and among

                            BERKSHIRE HATHAWAY INC.

                              BG MERGER SUB INC.

                                      and

                              GARAN, INCORPORATED

                                 July 2, 2002

                               TABLE OF CONTENTS


ARTICLE I THE MERGER........................................................A-1
         Section 1.1.     The Merger........................................A-1
         Section 1.2.     Effective Time....................................A-1
         Section 1.3.     Closing...........................................A-2
         Section 1.4.     Directors and Officers of the Surviving
                            Corporation.....................................A-2
         Section 1.5.     Stockholders' Meeting; Proxy Statement............A-2
ARTICLE II CONVERSION OF SECURITIES.........................................A-2
         Section 2.1.     Conversion of Capital Stock.......................A-2
         Section 2.2.     Exchange of Certificates..........................A-3
         Section 2.3.     Company Option Plans..............................A-4
ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY...................A-5
         Section 3.1.     Corporate Organization............................A-5
         Section 3.2.     Capitalization....................................A-5
         Section 3.3.     Authority.........................................A-6
         Section 3.4.     Consents and Approvals; No Violations.............A-6
         Section 3.5.     SEC Documents; Undisclosed Liabilities............A-7
         Section 3.6.     Broker's Fees.....................................A-7
         Section 3.7.     Absence of Certain Changes or Events..............A-8
         Section 3.8.     Legal Proceedings.................................A-8
         Section 3.9.     Compliance with Applicable Law....................A-8
         Section 3.10.    Company Information...............................A-8
         Section 3.11.    Employee Matters..................................A-8
         Section 3.12.    Environmental Matters.............................A-9
         Section 3.13.    Rights Agreement; Takeover Statutes...............A-9
         Section 3.14.    Properties.......................................A-10
         Section 3.15.    Tax Returns and Tax Payments.....................A-10
         Section 3.16.    Intellectual Property............................A-10
         Section 3.17.    Identified Agreements............................A-11
         Section 3.18.    Investment Company...............................A-11
         Section 3.19.    Board Recommendation.............................A-11
         Section 3.20.    Opinion of Financial Advisor.....................A-11
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB.........A-11
         Section 4.1.     Corporate Organization...........................A-11
         Section 4.2.     Authority........................................A-11
         Section 4.3.     Consents and Approvals; No Violation.............A-12
         Section 4.4.     Broker's Fees....................................A-12
         Section 4.5.     Merger Sub's Operation and Capitalization........A-12
         Section 4.6.     Parent or Merger Sub Information.................A-12
         Section 4.7.     Litigation.......................................A-12
         Section 4.8.     Financing........................................A-13
         Section 4.9.     Stock Ownership..................................A-13

ARTICLE V COVENANTS........................................................A-13
         Section 5.1.     Conduct of Businesses Prior to the
                            Effective Time.................................A-13
         Section 5.2.     No Solicitation..................................A-14
         Section 5.3.     Publicity........................................A-16
         Section 5.4.     Notification of Certain Matters..................A-16
         Section 5.5.     Access to Information............................A-16
         Section 5.6.     Further Assurances...............................A-16
         Section 5.7.     Indemnification..................................A-17
         Section 5.8.     Employee Benefit Plans...........................A-18
         Section 5.9.     Bonus Payments; Employment Agreements............A-18
         Section 5.10.    Additional Agreements............................A-18
ARTICLE VI CONDITIONS TO THE MERGER........................................A-18
         Section 6.1.     Conditions to Each Party's Obligation To
                            Effect the Merger..............................A-18
         Section 6.2.     Condition to Obligations of Parent and Merger
                            Sub to Effect the Merger.......................A-19
         Section 6.3.     Condition to Obligations of the Company to
                            Effect the Merger..............................A-19
ARTICLE VII TERMINATION....................................................A-19
         Section 7.1.     Termination......................................A-19
         Section 7.2.     Effect of Termination............................A-21
         Section 7.3.     Termination Fee; Expenses........................A-21
ARTICLE VIII MISCELLANEOUS.................................................A-21
         Section 8.1.     Amendment and Modification.......................A-21
         Section 8.2.     Extension; Waiver................................A-21
         Section 8.3.     Nonsurvival of Representations and Warranties....A-21
         Section 8.4.     Notices..........................................A-22
         Section 8.5.     Counterparts.....................................A-22
         Section 8.6.     Entire Agreement; Third Party Beneficiaries......A-23
         Section 8.7.     Severability.....................................A-23
         Section 8.8.     Governing Law....................................A-23
         Section 8.9.     Assignment.......................................A-23
         Section 8.10.    Headings; Interpretation.........................A-23
         Section 8.11.    Enforcement......................................A-23

Exhibit A:      Stockholders Agreement

                         AGREEMENT AND PLAN OF MERGER

          AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of July 2, 2002, by and among Berkshire Hathaway Inc., a Delaware corporation ("Parent"), BG Merger Sub Inc., a Virginia corporation and a wholly owned subsidiary of Parent (the "Merger Sub"), and Garan, Incorporated, a Virginia corporation (the "Company").

          WHEREAS, the Board of Directors of Parent, the Board of Directors of Merger Sub, and the Board of Directors of the Company have approved, and determined that it is advisable and in the best interests of their respective companies and stockholders to consummate, the merger of Merger Sub with and into the Company (the "Merger"), with the Company as the surviving corporation in the Merger, upon and subject to the terms and conditions set forth in this Agreement, pursuant to which the shares of Common Stock, no par value, of the Company (the "Shares" or the "Company Common Stock"), together with the rights (the "Rights") attached thereto to purchase additional Shares pursuant to the Amended and Restated Rights Agreement dated as of April 21, 1993, as amended October 1, 2001 (as amended, supplemented or otherwise modified, the "Rights Agreement") between the Company and J.P. Morgan Chase (then Chemical Bank), as rights agent, issued and outstanding immediately prior to the Effective Time (as defined in Section 1.2), other than shares described in Section 2.1(b), will be converted into the right to receive $60.00 per Share (including associated Rights) in cash (the "Merger Consideration"); and

          WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with the Merger; and

          WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition to Parent's and Merger Sub's willingness to enter into this Agreement, Parent and Merger Sub have entered into a Stockholders Agreement, dated the date hereof, the form of which is attached as Exhibit A hereto (the "Stockholders Agreement"), with the stockholders named therein (the "Stockholders"), pursuant to which each Stockholder has, among other things agreed to vote certain Shares beneficially owned by the Stockholder in favor of the Merger and this Agreement and against any Takeover Proposal (as defined herein), in each case subject to and on the conditions set forth therein.

          NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

                                  ARTICLE I

                                  THE MERGER

          Section 1.1. The Merger. Subject to the terms and conditions of this Agreement and the provisions of the Virginia Stock Corporation Act (the "VSCA"), at the Effective Time (as defined in Section 1.2 hereof), the Company and Merger Sub shall consummate a merger (the "Merger") pursuant to which (a) Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease, (b) the Company shall be the successor or surviving corporation in the Merger (the "Surviving Corporation") under the name "Garan, Incorporated" and shall continue to be governed by the laws of the Commonwealth of Virginia, and (c) the separate corporate existence of the Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. After the Effective Time, (x) the articles of incorporation of the Company, as in effect immediately prior to the Effective Time or as it may be amended by the Articles of Merger (as defined below), shall be the articles of incorporation of the Surviving Corporation until thereafter amended as provided by law and such articles of incorporation, and (y) the bylaws of the Company, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation until thereafter amended as provided by law, the articles of incorporation and such bylaws. The Merger shall have the effects set forth in the VSCA.

          Section 1.2. Effective Time. Parent, Merger Sub, and the Company shall cause appropriate articles of merger meeting the requirements of Section 13.1-720 of the VSCA (the "Articles of Merger") to be executed and filed on the date of the Closing (as defined in Section 1.3) (or on such other date as Parent and the

Company may agree) with the State Corporation Commission of the Commonwealth of Virginia (the "Commission") as provided in the VSCA. The Merger shall become effective on the date on which the certificate of merger has been duly issued by the Commission or such later time as is agreed upon by the parties and designated in the Articles of Merger as the effective time of the Merger, and such time is hereinafter referred to as the "Effective Time."

          Section 1.3. Closing. The closing of the Merger (the "Closing") shall take place at 10:00 a.m., on a date to be specified by the parties, which shall be as soon as practicable, but in no event later than the fourth business day, after satisfaction or waiver of all of the conditions set forth in Article VI hereof (the "Closing Date"), at or directed from the offices of Munger, Tolles & Olson LLP, 355 South Grand Avenue, Los Angeles, California 90071, unless another date or place is agreed to in writing by the parties hereto.

          Section 1.4. Directors and Officers of the Surviving Corporation. The directors of Merger Sub and the officers of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the directors and officers, respectively, of the Surviving Corporation until their successors shall have been duly elected or appointed or qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's articles of incorporation and bylaws.

          Section 1.5. Stockholders' Meeting; Proxy Statement.

               (a) Subject to the Company's rights under Section 7.1(c)(ii), the Company, acting through its Board of Directors, shall, in accordance with applicable law:

                   (i) duly call, give notice of, convene and hold a special meeting of its stockholders for the purpose of considering and taking action upon this Agreement (the "Special Meeting") as soon as practicable following the date hereof;

                   (ii) prepare and use reasonable best efforts to file with the United States Securities and Exchange Commission (the "SEC"), by July 12, 2002, a preliminary proxy statement relating to the Merger and this Agreement and use its reasonable efforts (A) to obtain and furnish the information required to be included by the federal securities laws (and the rules and regulations thereunder) in the Proxy Statement (as hereinafter defined) and, after consultation with Parent, to respond promptly to any comments made by the SEC with respect to the preliminary proxy statement and, as soon as practicable thereafter to cause a definitive proxy statement (the "Proxy Statement") to be mailed to its stockholders and (B) to obtain the necessary approvals of the Merger and this Agreement by its stockholders as soon as practicable; and

                   (iii) include in the Proxy Statement the recommendation of the Board that stockholders of the Company vote in favor of the approval of the Merger and the adoption of this Agreement, unless such recommendation has been withdrawn, or as such recommendation has been modified or amended, in each case in accordance with Section 5.2, and the opinion of Goldman Sachs & Co. (the "Financial Advisor") described in Section 3.20, if the Financial Advisor authorizes such inclusion, which authorization the Company will request;

               (b) Parent shall provide the Company with the information concerning Parent and Merger Sub required to be included in the Proxy Statement. Parent shall vote, or cause to be voted, all of the Shares (if any) then owned by it, Merger Sub or any of its other subsidiaries and affiliates in favor of the approval of the Merger and the adoption of this Agreement.

                                  ARTICLE II

                           CONVERSION OF SECURITIES

          Section 2.1. Conversion of Capital Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of the holders of any shares of Company Common Stock or of the common stock, no par value, of Merger Sub (the "Merger Sub Common Stock"):

               (a) Merger Sub Common Stock. Each issued and outstanding share of Merger Sub Common Stock shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, no par value, of the Surviving Corporation.

               (b) Cancellation of Treasury Stock and Parent-Owned Stock. All shares of Company Common Stock that are owned by the Company as treasury stock, all shares of Company Common Stock owned by any subsidiary of the Company and any shares of Company Common Stock owned by Parent, Merger Sub or any other wholly owned subsidiary of Parent, in each case including associated Rights, shall be canceled and retired and shall cease to exist and no consideration shall be delivered in exchange therefor.

               (c) Conversion of Shares. Each issued and outstanding share of Company Common Stock (including associated Rights), other than Shares to be canceled in accordance with Section 2.1(b) hereof, shall be converted into the right to receive the Merger Consideration in cash, without interest, payable to the holder thereof upon surrender of the certificate formerly representing such share of Company Common Stock in the manner provided in Section 2.2 hereof. All such shares of Company Common Stock (including associated Rights), when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such Shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration therefor upon the surrender of such certificate in accordance with Section 2.2 hereof, without interest, and any dividends declared and unpaid as of the Effective Time. Following the Effective Time, the Surviving Corporation shall pay to the holders of certificates as of the Effective Time any unpaid dividends declared in respect of the Company Common Stock with a record date prior to the Effective Time and which remain unpaid at the Effective Time.

          Section 2.2. Exchange of Certificates.

               (a) Paying Agent. Prior to the Effective Time, Parent shall designate a bank or trust company (the "Paying Agent") reasonably acceptable to the Company to make the payments of the funds to which holders of shares of Company Common Stock shall become entitled pursuant to Section 2.1(c) hereof. When and as needed, Parent shall deposit with the Paying Agent such funds in trust for the benefit of holders of shares of Company Common Stock for exchange in accordance with Section 2.1, for timely payment hereunder. Such funds shall be invested by the Paying Agent as directed by Parent; provided that such investments shall be in obligations of or guaranteed by the United States of America and backed by the full faith and credit of the United States of America or in commercial paper obligations rated A-1 or P-1 or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively. Any net profit resulting from, or interest or income produced by, such investments will be payable to Parent.

               (b) Exchange Procedures. As promptly as practicable after the Effective Time but in no event more than ten (10) days thereafter, Parent shall cause the Paying Agent to mail to each holder of record of a certificate or certificates, which immediately prior to the Effective Time represented outstanding shares of Company Common Stock and associated Rights (the "Certificates"), whose shares were converted pursuant to Section 2.1(c) into the right to receive the Merger Consideration, (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent and shall be in such form and have such other provisions as Parent and the Surviving Corporation may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for payment of the Merger Consideration. Upon surrender of a Certificate for cancellation to the Paying Agent, together with such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration (subject to subsection (e) below) multiplied by the number of shares of Company Common Stock formerly represented by such Certificate and the Certificate so surrendered shall forthwith be canceled. If payment of the Merger Consideration is to be made to a person other than the person in whose name the surrendered Certificate is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the person requesting such payment shall have paid any transfer and other taxes required by reason of the payment of the Merger Consideration to a person other than the registered holder of the Certificate surrendered or shall have established to the satisfaction of the Surviving Corporation that such tax either has been paid or is not applicable. Until surrendered as contemplated by this Section 2.2, each Certificate shall be deemed at any time after the

Effective Time to represent only the right to receive the Merger Consideration in cash as contemplated by this Section 2.2.

               (c) Transfer Books; No Further Ownership Rights in Company Common Stock. At the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of shares of Company Common Stock (and associated Rights) on the records of the Company. From and after the Effective Time, the holders of Certificates evidencing ownership of shares of Company Common Stock (and associated Rights) outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Shares (and associated Rights), except as otherwise provided for herein or by applicable law. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged for Merger Consideration in the proper amount of cash as provided in this Article II.

               (d) Return of Funds; No Liability. At any time following 270 calendar days after the Effective Time, Parent or the Surviving Corporation shall be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto) which had been deposited with the Paying Agent and which have not been disbursed to holders of Certificates, and thereafter such holders shall be entitled to look only to Parent or the Surviving Corporation (subject to abandoned property, escheat or other similar laws) as general creditors thereof with respect to the payment of any Merger Consideration that may be payable upon surrender of any Certificates such stockholder holds, as determined pursuant to this Agreement, without any interest thereon. Notwithstanding the foregoing, none of Parent, the Surviving Corporation nor the Paying Agent shall be liable to any holder of a Certificate for Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

               (e) Withholding Taxes. If so specified in the Proxy Statement, Parent, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable to a holder of Shares pursuant to the Merger such amounts as Parent, the Surviving Corporation or the Paying Agent is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the "Code") or any provision of state, local or foreign tax law. To the extent amounts are so withheld by Parent, the Surviving Corporation or the Paying Agent, the withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Shares in respect of which the deduction and withholding was made.

          Section 2.3. Company Option Plans. Prior to the Closing Date, the Board of Directors of the Company (or, if appropriate, any committee administering the Option Plans (as defined below)) shall adopt such resolutions or take such other actions as may be required to effect the following:

               (a) Adjust the terms of all outstanding stock options to purchase shares of Company Common Stock ("Company Stock Options") granted under the Company's 1989 Stock Option Plan or 1998 Stock Option Plan, each as amended (the "Option Plans"), to provide that each Company Stock Option outstanding immediately prior to the Effective Time, with an exercise price of less than the Merger Consideration, shall be canceled at the Effective Time in exchange for a payment from the Surviving Corporation (subject to any applicable withholding taxes) equal to the product of (1) the total number of shares of Company Common Stock subject to such Company Stock Option and (2) the excess of the Merger Consideration over the exercise price per share of Company Common Stock subject to such Company Stock Option, payable in cash immediately following the Effective Time.

               (b) Except as provided in subsection (a) above, the Company Stock Options, the Option Plans and any other plan, program or arrangement providing for the issuance or grant of any interest in respect of the capital stock of the Company or any subsidiary, including the Rights Agreement, shall terminate as of the Effective Time, and following the Effective Time no holder of a Company Stock Option nor any participant in any such plan, program or arrangement shall have any right thereunder to acquire capital securities of the Surviving Corporation or of Parent.

                                 ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents and warrants to Parent and Merger Sub as follows:

          Section 3.1. Corporate Organization.

               (a) Each of the Company and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted. Each of the Company and its subsidiaries is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (as defined below) on the Company ("Company Material Adverse Effect"). The copies of the Restated Articles of Incorporation and Bylaws of the Company, and amendments thereto (the "Company Charter" and "Company Bylaws"), as most recently filed with the Company's SEC Documents (as hereinafter defined), are true, complete and correct copies of such documents as in effect as of the date of this Agreement.

               (b) As used in this Agreement, the term "Material Adverse Effect" means any state of facts, change, development, effect, occurrence or condition that has a material adverse effect on (i) the business, results of operations, properties, assets, liabilities or financial condition of the Company and its subsidiaries taken as a whole or Parent and its subsidiaries taken as a whole, as applicable, or (ii) a party's or parties' ability to consummate the transactions contemplated hereby (except to the extent caused by any action or inaction of Parent or Merger Sub in the case of a Company Material Adverse Effect, or of the Company or its subsidiaries in the case of a Parent Material Adverse Effect, in breach of this Agreement); provided, however, that a "Material Adverse Effect" shall not include the following or any combination of the following: any state of facts, change, development, effect, occurrence or condition (A) resulting from or attributable to general national, international or regional economic or financial conditions,
(B) resulting from or attributable to the announcement, pendency or consummation of this Agreement or the transactions contemplated hereby, or
(C) generally affecting the industries in which the Company or its subsidiaries operate (including legal and regulatory changes), or (D) described as a risk factor in the Company's Annual Report on Form 10-K/A for the fiscal year ended September 30, 2001. For purposes of analyzing whether any state of facts, change, development, effect, occurrence or condition has resulted in a Company Material Adverse Effect, Merger Sub will not be deemed to have knowledge of any state of facts, change, development, effect, occurrence or condition relating to the Company or its subsidiaries unless it is disclosed in the Company's SEC Documents or the Company Disclosure Schedule (as defined below). As used in this Agreement, the word "subsidiary" when used with respect to any party means any corporation, partnership or other organization, whether incorporated or unincorporated, of which at least a majority of the securities or other interests having by their terms voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly beneficially owned or controlled by such party or by any one or more of its subsidiaries, or by such party and one or more of its subsidiaries.

          Section 3.2. Capitalization.

               (a) The authorized capital stock of the Company consists of 15,000,000 shares of Company Common Stock, no par value, and 500,000 shares of Preferred Stock, par value $10.00 per share (the "Preferred Stock"). At the date hereof, there were (i) 4,523,975 shares of Company Common Stock issued and outstanding and an equal number of shares of Company Common Stock reserved for issuance upon exercise of Rights under the Rights Agreement, (ii) 37,167 shares of Company Common Stock issuable upon the exercise of outstanding Company Stock Options (all of which are presently vested and exercisable) pursuant to the Option Plans, and (iii) no shares of Preferred Stock issued or outstanding. All of the issued and outstanding shares of Company Stock have been (and any shares of Company Common Stock issued upon the exercise of Company Stock Options will be) duly authorized and validly issued and are (or will be) fully paid, nonassessable and free of preemptive rights. Except as set forth above or in Section 3.2(a) of the Company's disclosure schedule delivered to Parent concurrently with the execution of this Agreement (the "Company Disclosure Schedule"), as of the date hereof, there are not and, as of the Effective Time there will not be, any shares of Company Common Stock, Preferred Stock, or other capital stock issued and outstanding or any subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any securities of the Company, including any securities representing the right to purchase or otherwise receive any Company Common Stock or Preferred Stock.

               (b) The Company owns, directly or indirectly, all of the issued and outstanding shares of capital stock of each of its subsidiaries, free and clear of any liens, charges, encumbrances, adverse rights or claims and security interests whatsoever ("Liens"), and all of such shares are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. None of the Company's subsidiaries has or is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any security of such subsidiary, including any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such subsidiary.

               (c) Disclosed in Section 3.2(c) of the Company Disclosure
Schedule is a true and complete list of all outstanding Company Stock Options as of the date hereof, the exercise price therefor, and the holder thereof.

          Section 3.3. Authority.

               (a) The Company has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, subject to obtaining the approval of holders of more than two-thirds of the outstanding shares of Company Common Stock (the "Company Stockholder Approval") prior to the consummation of the Merger in accordance with Section 13.1-718 of the VSCA. The Company Stockholder Approval is the only vote of the holders of any class or series of the Company's securities necessary to approve this Agreement, the Merger, and the other transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by its Board of Directors and, except for obtaining the approval of its stockholders as contemplated by Section 1.5 hereof and as required by the VSCA, no other corporate action on the part of the Company is necessary to authorize the execution and delivery by the Company of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming due and valid authorization, execution and delivery hereof by the other parties thereto, constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity.

               (b) The Board of Directors of the Company has approved and taken all corporate action required to be taken by the Board of Directors for the consummation by the Company of the transactions contemplated by this Agreement.

          Section 3.4. Consents and Approvals; No Violations.

               (a) Except for (i) the consents and approvals set forth in
Section 3.4(a) of the Company Disclosure Schedule, (ii) the filing with the SEC of the preliminary proxy statement and the Proxy Statement, (iii) the filing of the Articles of Merger with the Commission pursuant to the VSCA,
(iv) the adoption of this Agreement by the requisite vote of the stockholders of the Company, and (v) filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, (A) the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (B) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (C) any filings required under the rules and regulations of the American Stock Exchange ("AMEX"), and (D) if required, the Federal Law of Economic Competition (Mexico), as amended (the "Mexican Competition Act"), no consents or approvals of, or filings, declarations or registrations with, any federal, state or local court, administrative or regulatory agency or commission or other governmental authority or instrumentality, domestic or foreign (each a "Governmental Entity") are necessary for the consummation by the Company of the transactions contemplated hereby or by the Stockholders Agreement, other than such other consents, approvals, filings, declarations or registrations that, if not obtained, made or given, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

               (b) Except as set forth in Section 3.4(b) of the Company Disclosure Schedule, neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby, nor compliance by the Company with any of the terms or provisions hereof, nor the consummation of the transactions contemplated by the Stockholders Agreement or compliance with the terms and provisions thereof, will (i) conflict with or violate any provision of the Company Charter or Company Bylaws or any of the similar organizational documents of any of its subsidiaries or (ii) assuming that the authorizations, consents and approvals referred to in Section 3.4(a) and the authorization hereof by the Company's stockholders in accordance with the VSCA are duly obtained, (x) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to the Company or any of its subsidiaries or any of their respective properties or assets, or (y) subject to obtaining the third-party consents set forth in Section 3.4(b) of the Company Disclosure Schedule, violate, conflict with, result in the loss of any material benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of the Company or any of its subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any of its subsidiaries is a party, or by which they or any of their respective properties or assets may be bound or affected, except, in the case of clause (ii) above, for such violations, conflicts, breaches, defaults, losses, terminations of rights thereof, accelerations or Lien creations which, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

          Section 3.5. SEC Documents; Undisclosed Liabilities. The
Company has filed all required reports, schedules, forms and registration statements with the SEC since October 1, 2000 (collectively, and in each case including all exhibits, schedules, and amendments thereto and documents incorporated by reference therein, the "SEC Documents"; provided that, in respect of the Form 10-K for the year ended September 30, 2001, "SEC Documents" shall refer only to the Form 10-K/A for the year ended September 30, 2001). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents (including any and all financial statements included therein) as of such dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included in the SEC Documents (the "SEC Financial Statements") comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles ("GAAP") (except, in the case of unaudited consolidated quarterly statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated otherwise in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited quarterly statements, to normal year-end audit adjustments). Since September 30, 2001, neither the Company nor any of its subsidiaries, has incurred any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required, if known, to be reflected or reserved against on a consolidated balance sheet of the Company prepared in accordance with GAAP except (i) as and to the extent set forth on the audited balance sheet of the Company and its subsidiaries as of September 30, 2001 (including the notes thereto) included in the SEC Documents, (ii) as incurred in connection with the transactions contemplated by this Agreement, (iii) as incurred after September 30, 2001 in the ordinary course of business and consistent with past practice, (iv) as described in the SEC Documents filed since September 30, 2001 (the "Recent SEC Documents"), or (v) as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          Section 3.6. Broker's Fees. Except for the Financial Advisor's fee set forth in Section 3.6 of the Company Disclosure Schedule, neither the Company nor any subsidiary of the Company nor any of their respective officers or directors on behalf of the Company or such subsidiaries has employed any financial advisor, broker or finder or incurred any liability for any financial advisory fee, broker's fees, commissions or finder's fees in connection with any of the transactions contemplated hereby.

          Section 3.7. Absence of Certain Changes or Events. Except as set forth in the Recent SEC Documents filed prior to the date hereof or in
Section 3.7 of the Company Disclosure Schedule, since September 30, 2001, the Company and its subsidiaries have conducted their businesses in all material respects in the ordinary course and in a manner consistent with past practice and, since such date, there has not been any event that, individually or in the aggregate, has had or would reasonably be expected to have, a Company Material Adverse Effect. Since March 31, 2002, neither the Company nor any of its subsidiaries has taken, or failed to take, any action that would have constituted a breach of Section 5.1(a), 5.1(b), or 5.1(e) hereof had the covenants therein applied since that date.

          Section 3.8. Legal Proceedings.

               (a) Except as set forth in Section 3.8 of the Company Disclosure Schedule or as disclosed in the Recent SEC Documents, there is no action, suit or proceeding, claim, arbitration or investigation pending or, to the Company's knowledge, threatened against the Company or any of its subsidiaries, and neither the Company nor any or its subsidiaries is a party to any action, suit or proceeding, arbitration or investigation, which, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect.

               (b) Except as set forth in Section 3.8 of the Company Disclosure Schedule or as disclosed in the Recent SEC Documents, there is no injunction, order, judgment, decree or regulatory restriction imposed upon the Company, any of its subsidiaries or the assets of the Company or any of its subsidiaries which, when aggregated with all other such injunctions, orders, judgments, decrees and restrictions, would reasonably be expected to have a Company Material Adverse Effect.

          Section 3.9. Compliance with Applicable Law. Except as disclosed in Section 3.9 of the Company Disclosure Schedule or in the Recent SEC Documents, the Company and each of its subsidiaries hold all material licenses, franchises, permits and authorizations necessary for the lawful conduct of their respective businesses as presently conducted and are in compliance with the terms thereof, except where the failure to hold such license, franchise, permit or authorization or such noncompliance would not, when aggregated with all other such failures or noncompliance, reasonably be expected to have a Company Material Adverse Effect, and neither the Company nor any of its subsidiaries knows of, or has received notice of, any material violations of any applicable law, statute, order, rule, regulation, policy and/or guideline of any Governmental Entity relating to the Company or any of its subsidiaries, which, in the aggregate, would reasonably be expected to have a Company Material Adverse Effect.

          Section 3.10. Company Information. The information relating to the Company and its subsidiaries to be provided by the Company for inclusion in the Proxy Statement or in any other document filed with any other Governmental Entity in connection herewith at the respective times filed with the SEC or such other Governmental Entity and first published, sent or given to stockholders of the Company and, in addition, in the case of the Proxy Statement, at the date it or any amendment or supplement is mailed to holders of the shares of Company Common Stock and at the time of the Special Meeting, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by the Company as to such portions thereof that relate only to Parent, Merger Sub, or any of their subsidiaries or to statements made therein based on information supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference therein). The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.

          Section 3.11. Employee Matters.

               (a) The Company has delivered or made available to Parent full and complete copies or descriptions of each material employment, severance, bonus, change-in-control, profit sharing, compensation, termination, stock option, stock appreciation right, restricted stock, phantom stock, performance unit, pension, retirement, deferred compensation, welfare or other employee benefit agreement, trust fund or other employee benefit arrangement and any union, guild or collective bargaining agreement maintained or contributed to or required to be contributed to by the Company or any of its ERISA Affiliates
(as defined below), for the benefit or welfare of any director, officer, employee or former employee of the Company or any of its ERISA Affiliates
(such
plans and arrangements being collectively the "Company Benefit Plans").
Except as set forth in Section 3.11(a) of the Company Disclosure Schedule, each of the Company Benefit Plans is in material compliance with all applicable laws including the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code except where such noncompliance would not reasonably be expected to have a Company Material Adverse Effect. Except as set forth in Section 3.11(a) of the Company Disclosure Schedule, the Internal Revenue Service has determined that each Company Benefit Plan that is intended to be a qualified plan under Section 401(a) of the Code is so qualified and the Company is aware of no event occurring after the date of such determination that would adversely affect such determination, except where such event would not reasonably be expected to have a Company Material Adverse Effect. Except as set forth in Section 3.11(a) of the Company Disclosure Schedule, no condition exists that is reasonably likely to subject the Company or any of its subsidiaries to any direct or indirect liability under Title IV of ERISA or Section 4976 of the Code that would reasonably be expected to have a Company Material Adverse Effect and that is not reflected on such balance sheet or that is reasonably likely to result in any loss of a federal tax deduction under Section 280G of the Code. Except as set forth in Section 3.11(a) of the Company Disclosure Schedule, there are no pending or to the Company's knowledge, threatened, claims (other than routine claims for benefits or immaterial claims) by, on behalf of or against any of the Company Benefit Plans or any trusts related thereto except where such claims would not reasonably be expected to have a Company Material Adverse Effect. "ERISA Affiliate" means, with respect to any person, any trade or business, whether or not incorporated, that together with such person would be deemed a "single employer" within the meaning of Section 4001(a)(15) of ERISA.

               (b) Neither the Company nor any of its subsidiaries is a party to, or bound by, any collective bargaining agreement (other than as set forth in Section 3.11(b) of the Company's Disclosure Schedule) or other contract or understanding with a labor union or labor organization. Except for such matters that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there is no (i) unfair labor practice, labor dispute or labor arbitration proceeding pending, (ii) to the knowledge of the Company, any activity or proceeding by a labor union or representative thereof to organize any employees of the Company or any of its subsidiaries or (iii) lockout, strike, slowdown, work stoppage or, to the knowledge of the Company, threat thereof by or with respect to such employees.

          Section 3.12. Environmental Matters. Except as set forth in Section
3.12 of the Company's Disclosure Schedule or in Recent SEC Documents, there are no legal, administrative, arbitral or other proceedings, or pending or, to the knowledge of the Company, threatened claims, actions, causes of action or required environmental remediation activities or, to the knowledge of the Company, governmental investigations of any nature seeking to impose, or that reasonably could be expected to result in the imposition, on the Company or any of its subsidiaries of any liability or obligations arising under common law standards relating to environmental protection, human health or safety, or under any local, state, federal, national or supranational environmental statute, regulation or ordinance, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (collectively, "Environmental Laws"), pending or, to the knowledge of the Company, threatened, against the Company or any of its subsidiaries, which liability or obligation would reasonably be expected to have a Company Material Adverse Effect. To the knowledge of the Company, during or prior to the period of (i) its or any of its subsidiaries' ownership or operation of any of their respective current properties, (ii) its or any of its subsidiaries' participation in the management of any property, or (iii) its or any of its subsidiaries' holding of a security interest or other interest in any property, there was no release or threatened release of hazardous, toxic, radioactive or dangerous materials or other materials regulated under Environmental Laws in, on, under or affecting any such property which would reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its subsidiaries is subject to any agreement, judgment, decree, or other order of any kind by or with any court, governmental authority, regulatory agency or third party imposing any material liability or obligations pursuant to or under any Environmental Law that would reasonably be expected to have a Company Material Adverse Effect.

          Section 3.13. Rights Agreement; Takeover Statutes. The Company has taken all action required so that the entering into of this Agreement and the Stockholders Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not enable or require the Rights to be separated from the shares of Company Common Stock with which the Rights are associated, or to be distributed, exercisable, exercised, nonredeemable or result in the Rights associated with any Company Common Stock beneficially owned by Parent, Merger Sub, or any of their affiliates or associates (as defined in the Rights Agreement) to be void or voidable. The Company has taken all actions necessary such that no restrictive provision of any "fair price," "moratorium," "control share acquisition," "interested shareholder" or other similar anti-takeover statute or regulation (including, without limitation, Article 14 (Section 13.1-728.1 et seq.) of the VSCA) (each a "Takeover Statute") or restrictive provision of any applicable anti-takeover provision in the governing documents of the Company is, or at the Effective Time will be, applicable to the Company, Parent, Merger Sub, the shares of Company Common Stock (including shares of Company Common Stock acquired in the Merger), the Merger or any other transaction contemplated by this Agreement or the Stockholders Agreement.

          Section 3.14. Properties. Except as disclosed in the Recent SEC Documents and for any of the following which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, each of the Company and its subsidiaries (i) has good and indefeasible title to all the properties and assets reflected on the latest audited balance sheet included in the Recent SEC Documents as being owned by the Company or one of its subsidiaries or acquired after the date thereof which are, individually or in the aggregate, material to the Company's business on a consolidated basis (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business), free and clear of (A) all Liens except (1) statutory liens securing payments not yet due and (2) such imperfections or irregularities of title or other Liens (other than real property mortgages or deeds of trust) as do not materially affect the use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties, and (B) all real property mortgages and deeds of trust except such secured indebtedness as is properly reflected in the latest audited balance sheet included in the Recent SEC Documents, and
(ii) is the lessee of all leasehold estates reflected in the latest audited financial statements included in the Recent SEC Documents or acquired after the date thereof which are material to its business on a consolidated basis and is in possession of the properties purported to be leased thereunder, and each such lease is valid without material default thereunder by the lessee or, to the knowledge of the Company, the lessor.

          Section 3.15. Tax Returns and Tax Payments. Except as set forth in
Section 3.15 of the Company Disclosure Schedule, (i) the Company and its subsidiaries have timely filed (or, as to subsidiaries, the Company has filed on behalf of such subsidiaries) all material Tax Returns (as defined below) required to be filed by it; (ii) the Company and its subsidiaries have paid (or, as to subsidiaries, the Company has paid on behalf of such subsidiaries) all Taxes (as defined below) shown to be due on such Tax Returns or has provided (or, as to subsidiaries, the Company has made provision on behalf of such subsidiaries) reserves in its financial statements for any Taxes that have not been paid, whether or not shown as being due on any Tax Returns;
(iii) neither the Company nor any of its subsidiaries has granted any request that remains in effect for waivers of the time to assess any Taxes; (iv) no claim for unpaid Taxes has been asserted against the Company or any of its subsidiaries in writing by a Tax authority which, if resolved in a manner unfavorable to the Company or any of its subsidiaries, as the case may be, would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; (v) there are no Liens for Taxes upon the assets of the Company or any subsidiary, except for Liens for Taxes not yet due and payable or for Taxes that are being disputed in good faith by appropriate proceedings and with respect to which adequate reserves have been taken; (vi) to the knowledge of the Company, no audit of any material Tax Return of the Company or any of its subsidiaries is being conducted by a Tax authority; (vii) none of the Company or any of its subsidiaries has made an election under Section 341(f) of the Code; and (viii) neither the Company nor any of its subsidiaries has any liability for Taxes of any person (other than the Company and its subsidiaries) under Treasury Regulation Section 1.1502-6 (or any comparable provision of state, local or foreign law). As used herein, "Taxes" shall mean all taxes of any kind, including, without limitation, those on or measured by or referred to as income, gross receipts, sales, use, ad valorem, franchise, profits, license, value added, property or windfall profits taxes, customs, duties or similar fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any governmental authority, domestic or foreign. As used herein, "Tax Return" shall mean any return, report or statement required to be filed with any governmental authority with respect to Taxes. As used herein, "Code" shall mean the Code and the Treasury Regulations promulgated thereunder.

          Section 3.16. Intellectual Property. The Company or its subsidiaries own, or are licensed or otherwise possess legally enforceable rights to use
(i) the trademarks "GARANIMALS" and "GARAN" and (ii) all patents, other trademarks, trade names, service marks, copyrights and any applications therefor, technology, know-how, trade secrets, computer software programs or applications, domain names and tangible or intangible proprietary information or materials, in each case that are used in the respective businesses of the Company and its subsidiaries as currently conducted, except in the case of clause (ii) for any such failures to own, be licensed or possess that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. With respect to the countries and the scope in which they are used in the respective businesses of the Company and its subsidiaries as currently conducted, the trademark registrations for "GARANIMALS" and "GARAN" are subsisting and in force and all patents, other registered trademarks and service marks and registered copyrights held by the Company or its subsidiaries are subsisting and in force except where failure to be subsisting and in force would not reasonably be expected to have a Company Material Adverse Effect.

          Section 3.17. Identified Agreements. Other than the contracts or agreements of the Company included as exhibits to the Recent SEC Documents, and contracts or agreements between the Company and its subsidiaries or between subsidiaries of the Company, Section 3.17 of the Company Disclosure Schedule lists each of the contracts and agreements to which the Company or any of its subsidiaries is a party as of the date hereof, which are (a) material contracts or agreements between the Company and any of its affiliates, (b) contracts or arrangements between the Company and its subsidiaries, on the one hand, and executive officers or directors of the Company or their affiliates and associates (as defined in the Exchange Act), on the other hand, or (c) stockholder, voting trust or similar contracts or agreements relating to the voting of Company Common Stock or other equity interests of the Company or any of its subsidiaries.

          Section 3.18. Investment Company. Neither the Company nor any of its subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          Section 3.19. Board Recommendation. The Board of Directors of the Company, at a meeting duly called and held, has (A) unanimously approved this Agreement and the transactions contemplated hereby, including the Merger, (B) determined that the Merger is advisable and that the terms of the Merger are fair to, and in the best interests of, the Company's stockholders, and (C) subject to Section 5.2, resolved to recommend that the Company's stockholders approve and adopt this Agreement and the Merger.

          Section 3.20. Opinion of Financial Advisor. The Financial Advisor has delivered to the Company's Board of Directors its opinion (in writing or to be confirmed in writing) to the effect that, as of the date hereof and based upon and subject to the factors and assumptions set forth therein, $60.00 per Share (and associated Rights) in cash to be received by the holders of the Shares pursuant to the Merger is fair to such holders from a financial point of view.

                                  ARTICLE IV

            REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

          Parent and Merger Sub jointly and severally represent and warrant to the Company as follows:

          Section 4.1. Corporate Organization. Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Commonwealth of Virginia, respectively, and has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted.

          Section 4.2. Authority. Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Parent and Merger Sub of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized and approved by their Boards of Directors and by Parent as the sole stockholder of Merger Sub and no other corporate action on the part of Parent or Merger Sub is necessary to authorize the execution and delivery by Parent and Merger Sub of this Agreement and the consummation by them of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and Merger Sub, and, assuming due and valid authorization, execution and delivery hereof by the Company, is a valid and binding obligation of each of Parent and Merger Sub, enforceable against each of them in accordance with its terms, except that such enforceability may be limited by (a) bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally or (b) general principles of equity.

          Section 4.3. Consents and Approvals; No Violation.

               (a) Except for (i) the filing with the SEC of the preliminary proxy statement and the Proxy Statement, (ii) the filing of the Articles of Merger with the Commission pursuant to the VSCA, and (iii) filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, the Exchange Act, the HSR Act, the Mexican Competition Act (if required) or any other applicable antitrust or competition law, no consents or approvals of, or filings, declarations or registrations with, any Governmental Entity are necessary for the consummation by Parent and Merger Sub of the transactions contemplated hereby, other than such other consents, approvals, filings, declarations or registrations that, if not obtained, made or given, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent (a "Parent Material Adverse Effect").

              (b) Neither the execution and delivery of this Agreement by Parent or Merger Sub, nor the consummation by Parent or Merger Sub of the transactions contemplated hereby, nor compliance by Parent or Merger Sub with any of the terms or provisions hereof, will (i) conflict with or violate any provision of the Restated Certificate of Incorporation or Bylaws of Parent or any of the similar organizational documents of Merger Sub or (ii) assuming that the authorizations, consents and approvals referred to in Section 4.3(a) are obtained, (A) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Parent, Merger Sub, or any of their respective properties or assets, or (B) violate, conflict with, result in the loss of any material benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the properties or assets of Parent or Merger Sub under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Parent or Merger Sub is a party, or by which they or any of their respective properties or assets may be bound or affected, except, in the case of clause (ii) above, for such violations, conflicts, breaches, defaults, losses, terminations of rights thereof, accelerations or Lien creations which, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect.

          Section 4.4. Broker's Fees. Neither Parent nor Merger Sub nor any of their respective officers or directors on behalf of Parent or Merger Sub has employed any financial advisor, broker or finder in a manner that would result in any liability of the Company for any broker's fees, commissions or finder's fees in connection with any of the transactions contemplated hereby or that would result in any reduction of the consideration payable to the stockholders of the Company.

          Section 4.5. Merger Sub's Operation and Capitalization. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated hereby and has not engaged in any business activities or conducted any operations other than in connection with the transactions contemplated hereby. The authorized capital stock of Merger Sub consists of 100 shares of common stock, no par value, all of which shares have been validly issued, are fully paid and nonassessable and are owned by Parent free and clear of any Liens.

          Section 4.6. Parent or Merger Sub Information. The information relating to Parent and its subsidiaries to be provided by Parent to be contained in the Proxy Statement, or in any other document filed with any other Governmental Entity in connection herewith, at the respective time filed with the SEC or such other Governmental Entity and, in addition, in the case of the Proxy Statement, at the date it or any amendment or supplement is mailed to holders of the Shares and at the time of the Special Meeting, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading.

          Section 4.7. Litigation. There are no claims, suits, actions or proceedings pending or, to Parent or Merger Sub's knowledge, threatened in writing, nor are there, to the knowledge of Parent and Merger, any investigations or reviews pending or threatened in writing against, relating to or affecting Parent or Merger Sub or any of their respective subsidiaries that (i) seek to question, delay or prevent the consummation of the Merger or the other transactions contemplated hereby or (ii) would reasonably be expected to affect adversely the ability of Parent or Merger Sub to fulfill its obligations hereunder.

          Section 4.8. Financing. Parent and Merger Sub collectively have and will have at the Effective Time sufficient funds in immediately available U.S. dollars to pay the Merger Consideration in cash for all outstanding shares of Company Common Stock converted into cash pursuant to the Merger, to perform Parent's and Merger Sub's obligations under this Agreement and to pay all fees and expenses related to the transactions contemplated by this Agreement payable by them.

          Section 4.9. Stock Ownership. As of the date hereof, neither Parent nor Merger Sub nor any of their respective subsidiaries beneficially own any Shares.

                                  ARTICLE V

                                  COVENANTS

          Section 5.1. Conduct of Businesses Prior to the Effective Time. Except as set forth in Section 5.1 of the Company Disclosure Schedule or as expressly contemplated or permitted by this Agreement, or as required by applicable law, rule or regulation (including the rules of any applicable securities exchange), during the period from the date of this Agreement to the earlier of (x) the termination of this Agreement and (y) the Effective Time, unless Parent otherwise agrees in writing, the Company shall, and shall cause its subsidiaries to, in all material respects, conduct its business in the usual, regular and ordinary course consistent with past practice and use all reasonable efforts to maintain and preserve intact its business organization and the good will of those having business relationships with it and retain the services of its present officers and key employees. Without limiting the generality of the foregoing, and except as set forth in Section 5.1 of the Company Disclosure Schedule, as expressly contemplated or permitted by this Agreement, or as required by applicable law, rule or regulation (including the rules of any applicable securities exchange), during the period from the date of this Agreement to the earlier of (x) the termination of this Agreement and
(y) the Effective Time, the Company shall not, and shall not permit any of its subsidiaries to, without the prior written consent of Parent in each instance:

               (a) (i) issue, sell, grant, dispose of, pledge or otherwise encumber, or authorize or propose the issuance, sale, disposition or pledge or other encumbrance of (A) any additional shares of its capital stock or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for any shares of its capital stock, or any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any shares of its capital stock or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of capital stock of the Company or any of its subsidiaries, or (B) any other securities in respect of, in lieu of, or in substitution for, any shares of capital stock of the Company or any of its subsidiaries outstanding on the date hereof, other than pursuant to the exercise of Company Stock Options outstanding as of the date hereof; (ii) redeem, purchase or otherwise acquire, or propose to redeem, purchase or otherwise acquire, any of its outstanding shares of capital stock of the Company or any of its subsidiaries; or (iii) split, combine, subdivide or reclassify any shares of its capital stock or declare, set aside for payment or pay any dividend, or make any other actual, constructive or deemed distribution, in respect of any shares of its capital stock or otherwise make any payments to its stockholders in their capacity as such, other than (A) dividends and distributions by a direct or indirect wholly owned subsidiary of the Company to its parent and (B) regular quarterly cash dividends on Company Common Stock, not in excess of $0.25 per share, for the quarter ended June 30, 2002, provided that the Company may accelerate its usual quarterly dividend record and payment dates such that those dates precede the Closing Date;

               (b) other than in the ordinary course of business consistent with past practice, incur any indebtedness for borrowed money or guarantee any such indebtedness except for amounts not in excess of $1 million in the aggregate;

               (c) sell, transfer, mortgage, encumber or otherwise dispose of any of its properties or assets with a minimum value in excess of $10 million to any individual, corporation or other entity other than a direct or indirect wholly owned subsidiary, or cancel, release or assign any indebtedness in excess of $1 million to any such person or any claims held by any such person, in each case that is material to the Company and its subsidiaries, taken as a whole, except (i) in the ordinary course of business consistent with past practice, or (ii) pursuant to contracts or agreements in force at the date of this Agreement;

               (d) other than in the ordinary course of business consistent with past practice, make any material acquisition or investment in a business either by purchase of stock or securities, merger or consolidation, contributions to capital, loans, advances, property transfers, or purchases of any property or assets of any other individual, corporation or other entity other than a wholly owned subsidiary thereof;

               (e) increase in any manner the compensation of any of its directors, officers or employees or enter into, establish, amend or terminate any Company Benefit Plans, for or in respect of, any stockholder, officer, director, other employee, agent, consultant or affiliate other than (i) as required pursuant to the terms of agreements in effect on the date of this Agreement, and (ii) increases in salaries, wages and benefits of directors, officers, or employees of the Company made in the ordinary course of business and in a manner consistent with past practice;

               (f) amend the Company Charter or the Company Bylaws;

               (g) waive or fail to enforce any provision of any confidentiality or standstill agreement to which it is a party (including the Agreement dated as of July 27, 2001 between the Company and Private Capital Management, L.P. and the Standstill Agreement dated as of November 7, 2001 among the Company, Royce & Associates, Inc., Brandywine Asset Management, Inc., and Legg Mason, Inc.); provided, however, that this clause (g) shall not prohibit the Company from consenting to a request from one or more of the parties thereto that it be permitted to make a Superior Proposal or a proposal that may reasonably be expected to lead to a Superior Proposal; or

               (h) make any commitment to take any of the actions prohibited by this Section 5.1.

          Section 5.2. No Solicitation.

               (a) The Company shall immediately cease any discussions or negotiations with any parties that may be ongoing with respect to a Takeover Proposal (as hereinafter defined) and shall seek to have returned to the Company any confidential information that has been provided in any such discussions or negotiations. From the date hereof, the Company shall not, nor shall it permit any of its subsidiaries to, nor shall it authorize or permit any of its officers, directors or employees or any affiliate, investment banker, financial advisor, attorney, accountant or other representative retained by it or any of its subsidiaries to, directly or indirectly, (i) solicit, initiate or knowingly encourage (including by way of furnishing information which has not been previously publicly disseminated), or take any other action intended to facilitate, any inquiries or the making of any proposal which constitutes, or may reasonably be expected to lead to, any Takeover Proposal or (ii) participate in any discussions or negotiations regarding any Takeover Proposal; provided, however, that following the receipt of a Superior Proposal (as hereinafter defined) or a proposal which is reasonably expected to lead to a Superior Proposal that was unsolicited and made after the date hereof in circumstances not otherwise involving a breach of this Agreement, the Company may, in response to such Takeover Proposal and subject to compliance with Section 5.2(c), (A) request information from the party making such Takeover Proposal for the purpose of the Board of Directors of the Company informing itself about the Takeover Proposal that has been made and the party that made it, (B) furnish information with respect to the Company to the party making such Takeover Proposal pursuant to a confidentiality agreement, provided that (1) such confidentiality agreement contains substantially the same terms as (or terms no less favorable to the Company) than those contained in the Confidentiality Agreement dated as of June 17, 2002 among Parent and the Company (as it may be amended, the "Confidentiality Agreement") and (2) the Company advises Parent of all such nonpublic information delivered to such person concurrently with its delivery to the requesting party, and (C) participate in negotiations with such party regarding such Takeover Proposal; provided further, that the actions described in clauses (B) and (C) may be taken only on or before August 7, 2002. It is agreed that any violation of the restrictions set forth in the preceding sentence by any executive officer, director, investment banker, attorney or other advisor or representative of the Company or any of its subsidiaries shall be deemed to be a breach of this Section 5.2(a) by the Company.

               (b) Except as expressly permitted in this Section 5.2(b), neither the Board of Directors of the Company nor any committee thereof shall
(i) withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to Parent, the approval, determination of advisability, or recommendation by such Board of Directors or such committee of this Agreement, the Merger, and the other transactions contemplated hereby, (ii) approve, determine to be advisable, or recommend, or propose publicly to approve, determine to be advisable, or recommend, any Takeover Proposal or (iii) cause the Company to enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Takeover Proposal (other than a confidentiality agreement referred to in Section 5.2(a)). Notwithstanding the foregoing, in the event that the Board of Directors of the Company determines in good faith, in response to a Superior Proposal that was unsolicited and made after the date hereof in circumstances not otherwise involving a breach of this Agreement, after considering applicable provisions of state law and after consultation with outside counsel, that the failure to do so would be inconsistent with its fiduciary duties to the Company's stockholders under applicable law, the Board of Directors of the Company may (subject to compliance with this and the following sentences and to compliance with Sections 5.2(a) and 5.2(c)), (x) withdraw or modify its approval, determination of advisability, or recommendation of this Agreement, the Merger, and the other transactions contemplated hereby or (y) determine to be advisable or recommend a Superior Proposal, provided, however, that any actions described in clause (x) or (y) may be taken only at a time that is after the second business day following Parent's receipt of written notice from the Company advising Parent that the Board of Directors of the Company has received a Superior Proposal, specifying the material terms and conditions of such Superior Proposal and identifying the person making such Superior Proposal.

               (c) In addition to the obligations of the Company set forth in paragraphs (a) and (b) of this Section 5.2, the Company shall promptly advise Parent in writing of any request for confidential information in connection with a Takeover Proposal, of any Takeover Proposal, the material terms and conditions of such request or the Takeover Proposal, the identity of the person making such request or Takeover Proposal, and any requests made by the Company for information about the Takeover Proposal or the party that made it; and the Company shall keep Parent promptly advised of all significant developments in respect of such Takeover Proposal.

               (d) Nothing contained in this Section 5.2 shall prohibit the Company from taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to the Company's stockholders; provided, however, neither the Company nor its Board of Directors nor any committee thereof shall, except as in accordance with Section 5.2(b), withdraw or modify, or propose publicly to withdraw or modify, its approval, determination or recommendation or approve, determine to be advisable, or recommend, or propose publicly to approve, determine to be advisable, or recommend, a Takeover Proposal.

               (e) For purposes of this Agreement:

                    (i) "Takeover Proposal" means any inquiry, proposal or offer from any person (other than Parent and its subsidiaries, affiliates, and representatives) relating to any direct or indirect acquisition or purchase of 25% or more of the assets of the Company or any of its subsidiaries or 25% or more of any class of equity securities of the Company or any of its subsidiaries, any tender offer or exchange offer that if consummated would result in any person beneficially owning 25% or more of any class of equity securities of the Company or any of its subsidiaries, or any merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of its subsidiaries, in each case other than the transactions contemplated by this Agreement.

                    (ii) For purposes of this Agreement, a "Superior Proposal" means a bona fide written offer from any person (other than Parent and its subsidiaries, affiliates and representatives) for a direct or indirect acquisition or purchase of 50% or more of the assets of the Company or any of its subsidiaries taken as a whole, or 50% or more of any class of equity securities of the Company or any of its subsidiaries, any tender offer or exchange offer that if consummated would result in any person beneficially owning 50% or more of any class of equity securities of the Company or any of its subsidiaries, or any merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of its subsidiaries, in each case other than the transactions contemplated by this Agreement, which provides for consideration on a per share basis to the stockholders of the Company with a value (it being understood that securities retained by the Company's stockholders be included for purposes of that determination) that the Board of Directors of the Company determines in good faith (after consultation with independent financial advisors and outside counsel and taking into account all relevant factors, including whether financing for such offer is committed and the likelihood of such offer resulting in a consummated transaction) to be more favorable from a financial point of view to the Company's stockholders than the Merger Consideration. Any Superior Proposal is a Takeover Proposal.

          Section 5.3. Publicity. The initial press release with respect to the execution of this Agreement shall be a joint press release reasonably acceptable to Parent and the Company. Thereafter, so long as this Agreement is in effect, none of the Company, Parent, Merger Sub, nor any of their respective affiliates, shall issue or cause the publication of any press release or other announcement with respect to the Merger, this Agreement or the other transactions contemplated hereby without the prior consultation of the other parties, except any publication of any press release or other announcement made in connection with any Superior Proposal or as may be required by law or by any listing agreement with a national securities exchange as determined in the good faith judgment of the party wanting to make such release.

          Section 5.4. Notification of Certain Matters. Each of the Company and Parent shall give prompt notice to the other if any of the following occur after the date of this Agreement: (i) receipt of any notice or other communication in writing from any person alleging that the consent or approval of such third party is or may be required in connection with the transactions contemplated by this Agreement; (ii) receipt of any notice or other communication from any Governmental Entity or the AMEX or New York Stock Exchange (or any other securities market), as applicable, in connection with the transactions contemplated by this Agreement; or (iii) the occurrence of an event which would be reasonably likely to (A) have a Company Material Adverse Effect or prevent or delay the consummation of the Merger or (B) cause any condition to the Merger to be unsatisfied at any time prior to the Outside Date (as defined in Section 7.1(b)); provided, however, that the delivery of any notice pursuant to this Section 5.4 shall not limit or otherwise affect the remedies of the parties available hereunder.

          Section 5.5. Access to Information.

               (a) Upon reasonable notice and subject to applicable laws relating to the exchange of information, the Company shall, and shall cause each of its subsidiaries to, afford to the officers, employees, accountants, counsel and other representatives of the Parent, during normal business hours during the period prior to the Effective Time, reasonable access to all its properties, books, contracts, commitments and records, and to its officers, employees, accountants, counsel and other representatives and, during such period, the Company shall, and shall cause its subsidiaries to, make available to Parent (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities laws and (ii) all other information concerning its business, properties and personnel as such other party may reasonably request. Parent shall, and shall cause its subsidiaries and Representatives to, hold in strict confidence all Evaluation Material (as defined in the Confidentiality Agreement) concerning the Company and it subsidiaries furnished to it in connection with the transactions contemplated by this Agreement, pursuant to this Section 5.5(a) or otherwise, in accordance with the Confidentiality Agreement.

               (b) No investigation by any of the parties or their respective representatives shall affect the representations, warranties, covenants or agreements of the other set forth herein.

          Section 5.6. Further Assurances.

               (a) Subject to the terms and conditions of this Agreement, each of Parent and the Company shall, and shall cause its subsidiaries to, use all reasonable efforts (i) to take, or cause to be taken, all actions necessary, proper or advisable to comply promptly with all legal requirements which may be imposed on such party or its subsidiaries with respect to the Merger and, subject to the conditions set forth in Article VI hereof, to consummate the transactions contemplated by this Agreement, including, without limitation, the Merger, as promptly as practicable and (ii) to obtain (and to cooperate with the other party to obtain) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity and any other third party which is required to be obtained by the Company or Parent or any of their respective subsidiaries in connection with the Merger and the other transactions contemplated by this Agreement, and to comply with the terms and conditions of any such consent, authorization, order or approval.

               (b) Subject to the terms and conditions of this Agreement, each of Parent and the Company shall use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective, as soon as practicable after the date of this Agreement, the transactions contemplated hereby, including, without limitation, using all reasonable efforts to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby and using all reasonable efforts to defend any litigation seeking to enjoin, prevent or delay the consummation of the transactions contemplated hereby or seeking material damages.

          Section 5.7. Indemnification.

               (a) From and after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date of this Agreement or who becomes such prior to the Effective Time, an officer, director or fiduciary of the Company or any of its subsidiaries (the "Indemnified Parties") against (i) any and all losses, claims, damages, costs, expenses (including reasonable attorneys' fees and expenses), fines, liabilities or judgments or amounts that are paid in settlement with the approval of Parent (which approval shall not be unreasonably withheld or delayed) of or in connection with any claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director, officer or fiduciary of the Company or any of its subsidiaries whether pertaining to any action or omission existing or occurring at or prior to the Effective Time and whether asserted or claimed prior to, or at or after, the Effective Time ("Indemnified Liabilities"), and (ii) all
Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to this Agreement or the transactions contemplated hereby; provided, however, that, in the case of the Company and the Surviving Corporation such indemnification shall be to the fullest extent a corporation is permitted under Section 13.1-704 of the VSCA to indemnify its own directors, officers or fiduciaries, and in the case of Parent such indemnification shall not be limited by the VSCA but such indemnification shall not be applicable to any claims made against the Indemnified Parties to the extent that a judgment or other final adjudication established that (A) their acts or omissions were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so deliberated or (B) arising out of, based upon or attributable to the gaining in fact of any financial profit or other advantage to which they were not legally entitled. Parent, the Company, and the Surviving Corporation, as the case may be, will pay all expenses of each Indemnified Party in advance of the final disposition of any such action or proceeding to the fullest extent permitted by law upon receipt of any undertaking contemplated by Section 13.1-699 of the VSCA. Without limiting the foregoing, in the event any such claim, action, suit, proceeding or investigation is brought against any Indemnified Party (whether arising before or after the Effective Time), (i) the Indemnified Parties may retain counsel reasonably satisfactory to them and Parent and Merger Sub, (ii) Parent shall, and shall cause the Surviving Corporation to, pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received, and (iii) Parent shall, and shall cause the Surviving Corporation to, use all reasonable efforts to assist and cooperate in the vigorous defense of any such matter, provided that none of Parent, Merger Sub or the Surviving Corporation shall be liable for any settlement of any claim effected without its written consent, which consent, however, shall not be unreasonably withheld or delayed. Any Indemnified Party wishing to claim indemnification under this Section 5.7, upon learning of any such claim, action, suit, proceeding or investigation, shall notify Parent, Merger Sub or the Surviving Corporation (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 5.7 except to the extent such failure materially prejudices such party), and shall deliver to the Merger Sub and the Surviving Corporation the undertaking contemplated by Section 13.1-699 of the VSCA. The Indemnified Parties as a group may retain only one law firm (in addition to local counsel in each applicable jurisdiction if reasonably required) to represent them with respect to each such matter unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified
Parties. In the event any Indemnified Party is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action Parent shall reimburse such Indemnified Party for all its expenses in bringing and pursuing such action. Each Indemnified Party shall be entitled to the advancement of expenses to the full extent contemplated in this Section 5.7(a) in connection with any such action.

               (b) Successors. In the event Parent or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then and in either such case, proper provisions shall be made so that the continuing or surviving entity or transferee, as appropriate, shall assume the obligations set forth in this Section 5.7.

               (c) Survival of Indemnification. To the fullest extent not prohibited by law, from and after the Effective Time, all rights to indemnification as of the date hereof in favor of the directors, officers and fiduciaries of the Company and its subsidiaries with respect to their activities as such prior to the Effective Time, as provided in their respective certificates of incorporation and bylaws or comparable documents in effect on the date hereof, or otherwise in effect on the date hereof, shall survive the Merger and shall continue in full force and effect for a period of not less than six years from the Effective Time, provided that in the event any claim or claims are asserted or made within such six-year period, all such rights to indemnification in respect of such claim or claims shall continue until the final disposition thereof.

          Section 5.8. Employee Benefit Plans. For purposes of all employee benefit plans (as defined in Section 3(3) of ERISA) and other employment agreements, arrangements and policies of Parent under which an employee's benefits depends, in whole or in part, on length of service, credit will be given to current employees of the Company for service with the Company prior to the Effective Time, provided that such crediting of service does not result in duplication of benefits. Parent shall, and shall cause the Surviving Corporation to, honor in accordance with their terms all employee benefit plans (as defined in Section 3(3) of ERISA) and the other Company Benefit Plans; provided, however, that Parent or the Surviving Corporation may amend, modify or terminate any individual Company Benefit Plan in accordance with its terms and applicable law (including obtaining the consent of the other parties to and beneficiaries of such Company Benefit Plan to the extent required thereunder) provided, further, that, for a period of two years, no such amendment, modification or termination shall result in compensation and benefits to the employees, former employees, directors or former directors of the Company and its subsidiaries (the "Company Employees") that are less favorable, in the aggregate, than the compensation and benefits that are provided to the Company Employees immediately prior to the Effective Time. Notwithstanding the foregoing or anything else in this Agreement to the contrary, the Surviving Corporation and its subsidiaries shall not, after the Effective Time, provide retiree medical health insurance benefits without the consent of Parent except as may be required by law or as is provided as of the date hereof to the officer or director set forth in Section 5.8 of the Company Disclosure Schedule.

          Section 5.9. Bonus Payments; Employment Agreements.

               (a) The Parent shall, or shall cause the Surviving Corporation to, pay discretionary bonuses to officers and employees of the Company in respect of the fiscal year in which the Closing occurs, consistent with the Company's past practice with respect to such bonuses.

              (b) Parent shall, and shall cause the Surviving Corporation to, honor in accordance with their terms, each of the four employment agreements filed or incorporated by reference as exhibits to the Company's Annual Report on Form 10-K/A for the fiscal year ended September 30, 2001, as such agreements are amended as of the date hereof.

          Section 5.10. Additional Agreements. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of any of the parties to the Merger, the proper officers and directors of each party to this Agreement and their respective subsidiaries shall take all such necessary action as may be reasonably requested by, and at the sole expense of, Parent.

                                  ARTICLE VI

                           CONDITIONS TO THE MERGER

          Section 6.1. Conditions to Each Party's Obligation To Effect the Merger. The respective obligation of each party to effect the Merger shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions:

               (a) Stockholder Approval. This Agreement shall have been duly approved and adopted by the requisite vote of the holders of Company Common Stock; and

               (b) Statutes and Consents. No statute, rule, regulation, judgment, order or injunction shall have been promulgated, entered, enforced, enacted, or issued or be applicable to the Merger by any Governmental Entity which prohibits, restrains, or makes illegal the consummation of the Merger; provided that the parties hereto shall use all reasonable efforts to cause any such statute, rule, regulation, judgment, order or injunction to be vacated or lifted or any such action or proceeding to be dismissed; and all domestic governmental consents, orders, approvals and waiting periods required for the consummation of the Merger and the transactions contemplated hereby shall have been obtained and shall be in effect, or with respect to waiting periods shall have expired or been terminated, at the Effective Time.

          Section 6.2. Condition to Obligations of Parent and Merger Sub to Effect the Merger. The obligations of Parent and Merger Sub to effect the Merger are subject to the satisfaction on or prior to the Closing Date of the further condition (which may be waived in whole or in part by Parent) that the representations and warranties of the Company set forth in this Agreement that are qualified by materiality shall be true and correct, and the representations and warranties of the Company set forth in this Agreement that are not so qualified shall be true and correct in all material respects, in either case, as of the Closing Date as though made on or as of such date, and the Company shall have performed or complied with all material obligations, agreements and covenants required by this Agreement to be performed or complied with by it (including without limitation the Company not having entered into any definitive agreement or any agreement in principle with any person with respect to a Takeover Proposal or similar business combination with the Company in violation of Section 5.2), except, in the case of the failure of any representation or warranty, for changes specifically permitted by the Agreement and for those representations and warranties that address matters only as of a particular date and are true and correct as of such date. Parent shall have received a certificate signed on behalf of the Company by its chief executive officer and chief financial officer to such effect.

          Section 6.3. Condition to Obligations of the Company to Effect the Merger. The obligation of the Company to effect the Merger is subject to the satisfaction on or prior to the Closing Date of the further condition (which may be waived in whole or in part by the Company) that the representations and warranties of Parent and Merger Sub set forth in this Agreement that are qualified by materiality shall be true and correct, and the representations and warranties of Parent and Merger Sub set forth in this Agreement that are not so qualified shall be true and correct in all material respects, in either case, as of the Closing Date as though made on or as of such date, and Parent and Merger Sub shall have performed or complied with all material obligations, agreements and covenants required by this Agreement to be performed or complied with by them, except, in the case of the failure of any representation or warranty, for changes specifically permitted by the Agreement and for those representations and warranties that address matters only as of a particular date and are true and correct as of such date. The Company shall have received a certificate signed on behalf of Parent by its chief executive officer or chief financial officer to such effect.

                                 ARTICLE VII

                                 TERMINATION

          Section 7.1. Termination. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and the Merger contemplated herein may be abandoned at any time prior to the Effective Time, whether before or after stockholder approval thereof:

               (a) By the mutual consent of the Parent and the Company.

               (b) By either of the Company or Parent:

                    (i) if any Governmental Entity shall have issued an order, decree or ruling or taken any other action in each case permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and non-appealable; provided that the party seeking to terminate this Agreement shall have used all reasonable efforts to challenge such order, decree, ruling or other action;

                   (ii) if the Effective Time shall not have occurred on or before November 15, 2002 (the "Outside Date"), provided, that a party may not terminate the Agreement pursuant to this Section 7.1(b)(ii) if its failure to perform any of its obligations under this Agreement results in the failure of the Effective Time to occur by such time, provided, however, that the Outside Date shall be extended day-by-day for each day during which any party shall be subject to a nonfinal order, decree, ruling or action restraining, enjoining or otherwise prohibiting the consummation of the Merger, provided further, however, that the Outside Date shall not be extended past December 15, 2002;

               (c) By the Company:

                    (i) if the required approval of the stockholders of the Company shall not have been obtained by reason of the failure to obtain the required vote upon a vote held at a duly held meeting of stockholders or at any adjournment thereof;

                    (ii) if it exercises its rights described in clauses (x) or
(y) of Section 5.2(b), provided that prior thereto or simultaneously therewith the Company has paid the Termination Fee to Parent in accordance with Section 7.3; or

                    (iii) if the representations and warranties of Parent or Merger Sub set forth in this Agreement that are qualified by materiality shall not be true and correct in any respect, or if the representations and warranties of Parent and Merger Sub set forth in this Agreement that are not so qualified shall not be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date as if made on such date, or either Parent or Merger Sub shall have breached or failed in any material respect to perform or comply with any material obligation, agreement or covenant required by this Agreement to be performed or complied with by it, which inaccuracy or breach cannot be cured or has not been cured within thirty (30) business days after the Company gives written notice of such inaccuracy or breach to Parent, except, in the case of the failure of any representation or warranty, for changes specifically permitted by this Agreement, for those representations and warranties that address matters only as of a particular date and are true and correct as of such date, and for such failures as do not individually or in the aggregate have a Parent Material Adverse Effect.

               (d) By Parent:

                    (i) if the required approval of the stockholders of the Company shall not have been obtained by reason of the failure to obtain the required vote upon a vote held at a duly held meeting of stockholders or at any adjournment thereof;

                    (ii) if the Board of Directors of the Company or any committee thereof shall have withdrawn or modified, or proposed publicly to withdraw or modify, in a manner adverse to Parent, its approval or recommendation of this Agreement, the Merger, and other transactions contemplated hereby, or approved or recommended, or proposed publicly to approve or recommend, any Takeover Proposal, or the Board of Directors of the Company or any committee thereof shall have resolved to take any of the foregoing actions; or

                    (iii) if the representations and warranties of the Company set forth in this Agreement that are qualified by materiality shall not be true and correct in any respect, or if the representations and warranties of the Company set forth in this Agreement that are not so qualified shall not be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date as if made on such date, or the Company shall have breached or failed in any material respect to perform or comply with any material obligation, agreement or covenant required by this Agreement to be performed or complied with by it, which inaccuracy or breach cannot be cured or has not been cured within thirty (30) business days after Parent gives written notice of such inaccuracy or breach to the Company, except, in the case of the failure of any representation or warranty, for changes specifically permitted by this Agreement, for those representations and warranties that address matters only as of a particular date and are true and correct as of such date, and for such failures as do not individually or in the aggregate have a Company Material Adverse Effect.

          Section 7.2. Effect of Termination. In the event of the termination of this Agreement as provided in Section 7.1, written notice thereof shall forthwith be given to the other party or parties specifying the provision hereof pursuant to which such termination is made, and this Agreement (other than Sections 7.2, 7.3, 8.4, 8.6, 8.7, 8.8, 8.9, and 8.11 hereof) shall forthwith become null and void, and there shall be no liability on the part of the Parent or the Company, except as provided in Section 7.3; provided, however, that nothing in this Section shall relieve any party for any intentional breach prior to any such termination of any of the representations, warranties, covenants, or agreements set forth in this Agreement.

          Section 7.3. Termination Fee; Expenses. Except as provided in this
Section 7.3 and except for the filing fee under the HSR Act (which filing fee in all events shall be borne by Parent), all fees and expenses incurred by the parties hereto shall be borne solely by the party which has incurred such fees and expenses. In the event that (i) a Takeover Proposal shall have been made known to the Company or shall have been made directly to its stockholders generally or any person shall have publicly announced an intention (whether or not conditional) to make a Takeover Proposal and thereafter this Agreement is terminated pursuant to Section 7.1(b)(ii), 7.1(c)(i), or 7.1(d)(i) hereof and such Takeover Proposal is consummated within one (1) year of such termination or (ii) this Agreement is terminated by Parent pursuant to Section 7.1(d)(ii), or is terminated by the Company pursuant to Section 7.1(c)(ii), then the Company shall pay to Parent within one business day of such termination, or in the case of subclause (i) upon such consummation, a termination fee equal to $8 million (the "Termination Fee"), payable by wire transfer of same day funds. The Company acknowledges that the agreements contained in this Section
7.3 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, Parent and Merger Sub would not enter into this Agreement. In the event the Termination Fee becomes payable pursuant to this Section 7.3, the Company shall also promptly pay upon Parent's request, all reasonably documented out-of-pocket fees and expenses incurred by Parent and Merger Sub in connection with this Agreement and the transactions contemplated hereby (not exceeding $1 million in the aggregate), which payments shall be in addition to the Termination Fee. The fee arrangement contemplated hereby shall be paid pursuant to this Section 7.3 regardless of any alleged breach by Parent of its obligations hereunder, provided, that no payment made by the Company pursuant to this Section 7.3 shall operate or be construed as a waiver by the Company of any breach of this Agreement by Parent or Merger Sub or of any rights of the Company in respect thereof. The Termination Fee, if paid, shall be credited against any damages recovered by Parent or Merger Sub from the Company arising from a breach of this Agreement by the Company.

                                 ARTICLE VIII

                                MISCELLANEOUS

          Section 8.1. Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified and supplemented in any and all respects, whether before or after any vote of the stockholders of the Company contemplated hereby, by written agreement of the parties hereto at any time prior to the Closing Date with respect to any of the terms contained herein; provided, however, that no amendment, modification or supplement of this Agreement shall be made following the approval of this Agreement by the stockholders unless, to the extent required, approved by the stockholders.

          Section 8.2. Extension; Waiver. At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement or (c) subject to the proviso of
Section 8.1, waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

          Section 8.3. Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time.

          Section 8.4. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by an overnight courier service, such as Federal Express, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

               (a)  if to Parent or Merger Sub, to:

                    Berkshire Hathaway Inc.
                    1440 Kiewit Plaza
                    Omaha, Nebraska 68131
                    Attention:    Chief Executive Officer
                    Telephone No.:   402-346-1400
                    Telecopier No.:   402-346-3375

                    with a copy to:

                    Munger, Tolles & Olson LLP
                    355 South Grand Avenue, Suite 3500
                    Los Angeles, California  90071-1560
                    Attention:  R. Gregory Morgan, Esq.
                    Telephone No.:  (213) 683-9100
                    Telecopier No.:  (213) 687-3702

               (b) if to the Company, to:

                   Garan, Incorporated
                   350 Fifth Avenue
                   19th Floor
                   New York, New York 10118
                   Attention:   Chief Executive Officer
                   Telephone No.:   212-563-2000
                   Telecopier No.:   (212) 971-2253

                   with copies to:

                   Tannenbaum Dubin & Robinson, LLP
                   1140 Avenue of the Americas
                   New York, New York  10036
                   Attention: Marvin S. Robinson, Esq.
                   Telephone No.:  (212) 302-2900
                   Telecopier No.  (212) 302-2906

                   and

                   Simpson Thacher & Bartlett
                   425 Lexington Avenue
                   New York, New York  10017-3954
                   Attention:  Charles I. Cogut, Esq.
                   Telephone No.:  (212) 455-2550
                   Telecopier No.:  (212) 455-2502

          Section 8.5. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

          Section 8.6. Entire Agreement; Third Party Beneficiaries. This Agreement (including the documents and the instruments referred to herein), together with the Confidentiality Agreement: (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) except as provided in Section 5.7 and Section 5.9(b) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. Section 5.7 is intended for the benefit of, and shall be enforceable by, each Indemnified Party (and his or her heirs and representatives). Section 5.9(b) is intended for the benefit of, and shall be enforceable by, the four persons (and their respective heirs and representatives) who are parties with the Company to the agreements referred to therein.

          Section 8.7. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, so long as the economic and legal substance of the transactions contemplated hereby, taken as a whole, are not affected in a manner materially adverse to any party hereto.

          Section 8.8. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Virginia without giving effect to the principles of conflicts of law thereof or of any other jurisdiction.

          Section 8.9. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that the Merger Sub may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to Parent or to any direct or indirect wholly owned subsidiary of Parent. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

          Section 8.10. Headings; Interpretation. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. "Include," "includes," and "including" shall be deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import. "Knowledge" and "known" mean the actual knowledge after reasonable inquiry of the executive officers of the Company (and including, with respect to Section 3.15, the Company's head of taxes) or Parent, as the case may be.

          Section 8.11. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the Commonwealth of Virginia or of the United States located in the Commonwealth of Virginia in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, and each party will not attempt to deny or defeat personal jurisdiction or venue in any such court by motion or other request for leave from any such court.

          IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                            Berkshire Hathaway Inc.


                            By: /s/  Warren E. Buffett
                                ------------------------
                                Name:
                                Title:


                            BG Merger Sub Inc.


                            By: /s/  Marc D. Hamburg
                                ------------------------
                                Name:
                                Title:


                            Garan, Incorporated


                            By: /s/  Seymour Lichtenstein
                                ---------------------------
                                Name:
                                Title:

                                   EXHIBIT A

                             STOCKHOLDERS AGREEMENT

          This STOCKHOLDERS AGREEMENT (this "Agreement"), dated as of July 2, 2002, is made and entered into among Berkshire Hathaway Inc., a Delaware corporation ("Parent"), BG Merger Sub Inc., a Virginia corporation and wholly owned subsidiary of Parent ("Merger Sub"), and each party listed under the heading "STOCKHOLDER" on the signature page hereof (each a "Stockholder" and collectively, the "Stockholders");

                             W I T N E S S E T H:

          WHEREAS, as of the date hereof, each Stockholder is the beneficial owner ("beneficial owner," "beneficial ownership," "beneficially," and related terms, wherever used herein, within the meaning of Section 13(d)(1) of the Securities Exchange Act of 1934, as amended) of the number of shares of common stock, no par value ("Company Common Stock"), of Garan, Incorporated, a Virginia corporation (the "Company"), set forth opposite the Stockholder's name on Exhibit A hereto (the total number of shares of Company Common Stock beneficially owned by the Stockholder, and any other Company Common Stock or any stock option that the Stockholder acquires, as record or beneficial holder, whether by means of purchase, dividend, distribution, or otherwise, prior to the termination of this Agreement, together with all associated Rights, being collectively referred to as the "Shares");

          WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, Parent, and Merger Sub are entering into an Agreement and Plan of Merger (the "Merger Agreement") of even date herewith, which (upon the terms and subject to the conditions set forth therein) provides for the merger of Merger Sub with and into the Company (the "Merger"); and

          WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and Merger Sub have requested each Stockholder to agree, and in order to induce Parent and Merger Sub to enter into the Merger Agreement each Stockholder has agreed, to enter into this Agreement.

          NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants, and agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                  ARTICLE I

                 STOCKHOLDERS' REPRESENTATIONS AND WARRANTIES

          Each Stockholder hereby severally, and not jointly, represents and warrants to Parent and Merger Sub as follows:

          Section 1.1 Due Organization and Authorization. Stockholder (if not a natural person) is a corporation or limited liability company duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is formed. Stockholder possesses the requisite power and authority to execute, deliver, and perform this Agreement, to appoint or cause to be appointed Merger Sub and Parent (or any nominee thereof) as its Proxy (as defined below), and to consummate the transactions contemplated hereby. The execution, delivery, and performance of this Agreement, the appointment of Merger Sub and Parent (or any nominee thereof) as Stockholder's Proxy, and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action of Stockholder. This Agreement has been duly executed and delivered by or on behalf of Stockholder and constitutes a legal, valid, and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except as enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally and (ii) is subject to general principles of equity. Stockholder consents to each other Stockholder's execution, delivery, and performance of this Agreement. There is no other beneficial owner of any of the Shares or other beneficiary or holder of any other interest in any of the

Shares whose consent is required for the execution and delivery of this Agreement or for the consummation by Stockholder of the transactions contemplated hereby.

          Section 1.2 No Conflicts; Required Filings and Consents. (a) The execution and delivery of this Agreement by Stockholder do not, and the performance of this Agreement by Stockholder will not, (i) conflict with or violate the certificate or articles of incorporation, bylaws or other organizational documents of Stockholder (if Stockholder is an entity), (ii) conflict with or violate any law applicable to Stockholder or by which Stockholder or any of Stockholder's assets is bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, acceleration, or cancellation of, or result in the creation of a lien or encumbrance on any assets of Stockholder, including, without limitation, the Shares, pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, or other instrument or obligation to which Stockholder is a party or by which Stockholder or any of Stockholder's assets is bound or affected, except in the case of clauses (ii) and (iii), for such matters as would not prevent or in any way impair Stockholder's ability to perform its obligations under this Agreement.

               (b) The execution and delivery of this Agreement by Stockholder do not, and the performance of this Agreement by Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign, other than (i) filings under the HSR Act and any similar foreign requirements, and (ii) any necessary filing under the Securities Exchange Act of 1934, as amended.

          Section 1.3 Title to Shares. Stockholder is the beneficial owner of the shares of Company Common Stock as set forth opposite Stockholder's name on Exhibit A hereto (or shares beneficial ownership as set forth on Exhibit A), free and clear of any pledge, lien, security interest, mortgage, claim, proxy, voting restriction or other voting trust, agreement, understanding, or arrangement of any kind, right of first refusal or other limitation on disposition, adverse claim of ownership, or other encumbrance of any kind, other than restrictions imposed by securities laws or pursuant to this Agreement. Exhibit A also sets forth the record owner of the Shares. As of the date hereof, Stockholder does not own beneficially or of record any other shares of Company Common Stock or option to acquire any such shares.

          Section 1.4 Information for Offer Documents and Proxy Statement. None of the information relating to Stockholder and its affiliates provided in writing to the Company by or on behalf of Stockholder or its affiliates specifically for inclusion in the Proxy Statement will, at the times the Proxy Statement is filed with the SEC or are first published, sent or given to stockholders of the Company, or at the time of the special meeting of stockholders to consider the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          Section 1.5 Acknowledgment. Stockholder, on behalf of itself and its affiliates, acknowledges and agrees that neither it nor they shall be paid or shall otherwise be entitled to any broker's, finder's, financial advisor's, or other similar fee or commission in connection with the transactions contemplated hereby or by the Merger Agreement.

                                  ARTICLE II

                           STOCKHOLDERS' COVENANTS

          Each Stockholder hereby severally, and not jointly, covenants to Parent and Merger Sub as follows:

          Section 2.1 Voting of Shares. Stockholder hereby agrees that from the date hereof until the termination of the Agreement pursuant to Section 3.2 (the "Term"), at any meeting of the stockholders of the Company however called and in any action by written consent of the stockholders of the Company, in each case before the Effective Time, Stockholder shall vote (or direct the record owner of its Shares to vote) its Shares (i) in favor of the Merger and the Merger Agreement, (ii) if so directed by Parent, against any Takeover Proposal and against any proposal for action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which could reasonably be expected to result in any of the Company's obligations under the Merger Agreement not being fulfilled, any change in the composition of the board of directors of the Company (except as contemplated by the Merger Agreement), any change in the present capitalization of the Company or any amendment to the Company's corporate structure or business, or any other action which could reasonably be expected to impede, interfere with, delay, postpone or materially adversely affect the transactions contemplated by this Agreement or the Merger Agreement or the likelihood of such transactions being consummated, and (iii) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement which is considered at any such meeting of shareholders or in such consent, and in connection therewith to execute any documents which are necessary or appropriate in order to effectuate the foregoing, including documents enabling Parent and Merger Sub or their nominee(s) to vote the Shares directly.

          Section 2.2 Proxy. Stockholder hereby revokes all prior proxies or powers of attorney with respect to any of its Shares. During the Term, Stockholder hereby constitutes and appoints Parent and Merger Sub, or any nominee designated by Parent and Merger Sub, with full power of substitution and resubstitution at any time during the Term, as its true and lawful attorney and proxy ("Proxy"), for and in its name, place, and stead, in the Proxy's discretion to demand that the Secretary of the Company call a special meeting of the stockholders of the Company for the purpose of considering any matter referred to in Section 2.1 and to vote each Share held by Stockholder as its Proxy in respect of any such matter, at every annual, special, adjourned, or postponed meeting of the stockholders of the Company, including the right to sign its name as stockholder (or to direct the record owner to sign its name as stockholder) to any consent, certificate, or other document relating to the Company that the law of the Commonwealth of Virginia might permit or require. THE FOREGOING PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST THROUGHOUT THE TERM. Stockholder will take such further action and execute such other documents as may be necessary to effectuate the intent of this Section 2.2.

          Section 2.3 Restrictions on Transfer, Proxies and Non-Interference. Stockholder hereby agrees, until the termination of this Agreement pursuant to
Section 3.2, and except as contemplated hereby, not to (i) sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any of the Shares (other than to an affiliate of such Stockholder who agrees to comply with the terms and provisions hereof with respect to the transferred Shares),
(ii) grant any proxies, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares, or (iii) take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect in any material respect or have the effect of preventing or disabling Stockholder from performing Stockholder's obligations under this Agreement.

          Section 2.4 No Solicitation. Stockholder covenants and agrees that, during the Term, it shall not, directly or indirectly, solicit, initiate, knowingly encourage, or take any other action designed to facilitate any inquiries or the making of any proposal from any person (other than from Parent or Merger Sub) relating to any transaction that constitutes a Takeover Proposal. Stockholder further covenants and agrees that, during the Term, it shall not participate in any discussions or negotiations (except with Parent or Merger Sub) regarding, or furnish to any person (other than Parent or Merger Sub or if required by law or compelled by subpoena or similar legal process) any information with respect to, or otherwise cooperate in any way with, or assist or participate in or facilitate or encourage, any effort or attempt by any person (other than Parent and Merger Sub) to make, any transaction that may constitute a Takeover Proposal. Stockholder immediately shall cease and cause to be terminated any existing discussions or negotiations of Stockholder and its agents or other representatives with any person (other than Parent and Merger Sub) with respect to any of the foregoing. Stockholder shall notify Parent and Merger Sub promptly of any specific proposal or offer made to Stockholder relating to a Takeover Proposal, or any substantive inquiry or contact made to Stockholder specifically relating to a Takeover Proposal, and shall, in any such notice to Parent and Merger Sub, indicate in reasonable detail the identity of the person making such proposal, offer, inquiry, or contact and the material terms and conditions of such proposal, offer, inquiry, or contact. Notwithstanding the foregoing, if Stockholder or (if Stockholder is an entity) any officer, director, partner, agent or representative of Stockholder is an officer of the Company or a member of the Board of Directors of the Company, such Stockholder may, in his or her capacity as such, take such actions, if any, as are permitted by Section 5.2 of the Merger Agreement.

                                 ARTICLE III

                                MISCELLANEOUS

          Section 3.1 Definitions. Terms used but not otherwise defined in this Agreement, have the meanings assigned to such terms in the Merger Agreement, as it may be amended from time to time; provided, that no amendments to the Merger Agreement adverse to the interests of a Stockholder shall apply to this Agreement unless consented to in writing by such Stockholder.

          Section 3.2 Termination. This Agreement shall terminate and be of no further force and effect (i) by the written mutual consent of the parties hereto or (ii) automatically and without any required action of the parties hereto upon the earliest to occur of (A) the Effective Time, (B) the termination of the Merger Agreement in accordance with its terms, (C) the amendment of the Merger Agreement without the written consent of the Stockholders that (x) provides for a reduction in the Merger Consideration below $60.00 or (y) changes the form of the Merger Consideration to other than cash, and (D) December 31, 2002. Notwithstanding the foregoing, the provisions of this Agreement shall survive and continue in full force and effect with respect to the Stockholder designated on Exhibit B hereto and to that number of Shares beneficially owned by such Stockholder shown on Exhibit B hereto for a period of twelve (12) months after the date of termination of the Merger Agreement pursuant to Section 7.1(c)(i) or (ii) or 7.1(d)(i) or (ii) thereof to the extent that such termination relates to or occurs following a Takeover Proposal that is initially communicated to the Company or publicly disseminated after August 7, 2002. The termination of this Agreement shall not relieve any party hereto from any liability for any breach of this Agreement prior to termination.

          Section 3.3 Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

          Section 3.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon hand delivery, (ii) upon confirmation of receipt of facsimile transmission, (iii) upon confirmed delivery by a standard overnight courier, or (iv) after five
(5) business days if sent by registered or certified mail, postage prepaid, return receipt requested, to the following address or to such other address that a party hereto might later specify by like notice:

          (a)    If to Parent or Merger Sub, to:

                 Berkshire Hathaway Inc.
                 1440 Kiewit Plaza
                 Omaha, Nebraska 68131
                 Attention:  Chief Executive Officer
                 Telecopy:    402-346-3375

                 with copies to:

                 Munger, Tolles & Olson LLP
                 355 South Grand Avenue, 35th Floor
                 Los Angeles, California  90071-1560
                 Attention: R. Gregory Morgan
                 Telecopy: (213) 687-3702

          (b)    If to Stockholders, to:

                 c/o Garans, Incorporated
                 350 Fifth Avenue
                 19th Floor
                 New York, New York 10118
                 Attention:   Chief Executive Officer
                 Telecopy:

                 with copies to:

                 Tannenbaum Dubin & Robinson, LLP
                 1140 Avenue of the Americas
                 New York, New York  10036
                 Attention: Marvin S. Robinson, Esq.
                 Telephone No.:  (212) 302-2900
                 Telecopier No.  (212) 302-2906

                 and

                 Simpson Thacher & Bartlett
                 425 Lexington Avenue
                 New York, New York  10017-3954
                 Attention:  Charles I. Cogut, Esq.
                 Telephone No.:  (212) 455-2550
                 Telecopier No.:  (212) 455-2502

          Section 3.5 Severability. In the event that any provision in this Agreement is held invalid, illegal, or unenforceable in a jurisdiction, such provision shall be modified or deleted as to the jurisdiction involved but only to the extent necessary to render the same valid, legal, and enforceable. The validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality, or enforceability of such provision be affected thereby in any other jurisdiction.

          Section 3.6 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect thereto.

          Section 3.7 Assignment. No party may assign or delegate this Agreement or any right, interest, or obligation hereunder, provided that Parent or Merger Sub, in its sole discretion, may assign or delegate its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of Parent without obtaining the consent of any other party hereto; provided further that any such assignment or delegation shall not relieve Parent or Merger Sub from liability hereunder.

          Section 3.8 No Third-Party Beneficiaries. This Agreement shall be binding upon, inure solely to the benefit of, and be enforceable by only the parties hereto, their respective successors, and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any person, other than the parties hereto, their respective successors, and permitted assigns, any rights, remedies, obligations, or liabilities of any nature whatsoever.

          Section 3.9 Waiver of Appraisal Rights. Each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger.

          Section 3.10 Further Assurance. Each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

          Section 3.11 Certain Events. Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to Stockholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise. Notwithstanding any transfer of Shares, the transferor shall remain liable for the performance of all obligations under this Agreement.

          Section 3.12 No Waiver. The failure of any party hereto to exercise any right, power, or remedy provided under this Agreement or otherwise available at law or in equity, the failure of any party hereto to insist upon compliance by any other party hereto with its obligations hereunder, or the existence of any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power, or remedy or to demand such compliance.

          Section 3.13 Specific Performance. The parties hereto acknowledge that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties agree that an aggrieved party shall be entitled to injunctive relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law, or in equity.

          Section 3.14 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia, without giving effect to provisions thereof relating to conflicts of law.

          Section 3.15 Headings. The descriptive headings in this Agreement were included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

          Section 3.16 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed in a manner sufficient to bind them as of the date first written above.


                              Berkshire Hathaway Inc.


                              By:
                                    -----------------------------
                              Its:
                                    -----------------------------



                              BG Merger Sub Inc.


                              By:
                                    -----------------------------
                              Its:
                                    -----------------------------


                              Stockholders:



                              -----------------------------
                              Rodney Faver


                              -----------------------------
                              Jerald Kamiel


                              -----------------------------
                              Seymour Lichtenstein


                              -----------------------------
                              William J. Wilson

                                  Exhibit A


Name of Beneficial        No. of Shares of         No. of Shares of Company
 and Record Owner       Company Common Stock    Common Stock Subject to Option
-------------------     --------------------    ------------------------------

                                   Exhibit B


                                                            No. of Shares of
Name of Beneficial and Record Owner                       Company Common Stock
-----------------------------------                       --------------------

                                                              447,873 Shares

                                                                       Annex B

PERSONAL AND CONFIDENTIAL

July 2, 2002

Board of Directors
Garan, Incorporated
350 Fifth Avenue
New York, NY  10118

Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to the holders of the outstanding shares of Common Stock, no par value (the "Shares"), of Garan, Incorporated (the "Company") of the $60.00 per Share in cash to be received by holders of Shares in the Merger (as defined below) pursuant to the Agreement and Plan of Merger, dated as of July 2, 2002 (the "Agreement"), by and among Berkshire Hathaway Inc. ("Parent"), BG Merger Sub Inc., a wholly-owned subsidiary of Parent ("Merger Sub"), and the Company. Pursuant to the Agreement, Merger Sub will be merged into the Company (the "Merger") and each outstanding Share will be converted into the right to receive $60.00 in cash.

Goldman, Sachs & Co., as part of its investment banking business, is continually engaged in performing financial analyses with respect to businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities and private placements as well as for estate, corporate and other purposes. We are familiar with the Company having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the Agreement. We also have provided certain investment banking services to Parent or its subsidiaries from time to time, including having acted as sole bookrunner and manager in the issuance of $400 million of SQUARZ (a unit security) of the Parent in May 2002 and may provide investment banking services to Parent or its subsidiaries in the future. In addition, we have acted as counterparty to Parent in other banking-related activities in the ordinary course of our business and may do so in the future. Goldman, Sachs & Co. provides a full range of financial advisory and securities services and, in the course of its normal trading activities, may from time to time effect transactions and hold positions in securities, including derivative securities, of the Company or Parent for its own account and for the accounts of customers.

In connection with this opinion, we have reviewed, among other things, the Agreement; Annual Reports to Stockholders and Annual Reports on Form 10-K of the Company for the five fiscal years ended September 30, 2001; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its stockholders; and certain internal financial analyses and forecasts for the Company prepared by its management. We also have held discussions with members of the senior management of the Company regarding the past and current business operations, financial condition and future prospects of the Company. In addition, we have reviewed the reported price and trading activity for the Shares, compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the apparel industry specifically and other industries generally and performed such other studies and analyses as we considered appropriate.

We have relied upon the accuracy and completeness of all of the financial, accounting and other information discussed with or reviewed by us and have assumed such accuracy and completeness for purposes of rendering this opinion. In addition, we have not made an independent evaluation or appraisal of the assets and liabilities of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the transaction contemplated by the Agreement and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to the Merger.

Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that, as of the date hereof, the $60.00 per Share in cash to be received by the holders of Shares in the Merger is fair from a financial point of view to such holders.

Very truly yours,

                                    PROXY

                             GARAN, INCORPORATED

          This Proxy is solicited by the Board of Directors of Garan, Incorporated for the Special Meeting of Shareholders on o, 2002


          The undersigned, hereby revoking any contrary proxy previously given, hereby appoints Seymour Lichtenstein and Marvin S. Robinson, and each of them, attorneys and proxies, with full power of substitution and revocation, to vote all of the shares of the undersigned in Garan, Incorporated (the "Company") entitled to vote at the special meeting of shareholders of the Company on o, 2002, and at any adjournment thereof, as indicated on the reverse side. Except as otherwise indicated on the reverse side, the undersigned authorizes the proxies appointed hereby to vote all shares of stock of the Company standing in the name of the undersigned shareholder.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 WITH THE DISCRETIONARY AUTHORITY DESCRIBED ABOVE.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

See Reverse Side                                               See Reverse Side

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF
                       THE AGREEMENT AND PLAN OF MERGER

/X/  Please mark your vote as in this example.

1. Proposal to approve the Agreement and Plan of Merger, dated as of July 2, 2002, by and among Berkshire Hathaway Inc., BG Merger Sub Inc. and Garan, Incorporated.



FOR   /_/     AGAINST   /_/     ABSTAIN   /_/


The Board of Directors recommends a vote "FOR" the proposal.

MARK HERE FOR ADDRESS CHANGE AND NOTE TO LEFT /_/

Please return your signed proxy at once in the enclosed envelope, which requires no postage if mailed in the United States, even though you expect to attend the meeting in person.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated o, 2002.

Please date and sign below. If a joint account, each owner should sign. When signing in a representative capacity, please give title. Please sign here exactly as name is printed hereon.

----------------------------------------------------        -----------------
(signature)                                                  (date)

----------------------------------------------------
(counter-signature)